WEISS, PECK & GREER
                                  MUTUAL FUNDS

                                 Annual Report
                               December 31, 1995
                                 WPG TUDOR FUND
                           WPG GROWTH AND INCOME FUND
                                WPG GROWTH FUND
                          WPG QUANTITATIVE EQUITY FUND
                     WEISS, PECK & GREER INTERNATIONAL FUND
                         WPG GOVERNMENT SECURITIES FUND
                      WPG INTERMEDIATE MUNICIPAL BOND FUND
                        WPG GOVERNMENT MONEY MARKET FUND
                         WPG TAX FREE MONEY MARKET FUND

                               ONE NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004
                                  800-223-3332

WEISS, PECK & GREER MUTUAL FUNDS
Table of Contents

Chairman's Letter............................................. 2
Major Portfolio Changes....................................... 4
Average Annual Total Return................................... 5
Ten Largest Holdings..........................................10
Schedules of Investments
         WPG Tudor Fund ......................................12
         WPG Growth and Income Fund ..........................15
         WPG Growth Fund .....................................17
         WPG Quantitative Equity Fund.........................19
         Weiss, Peck & Greer International Fund ..............23
         WPG Government Securities Fund ......................27
         WPG Intermediate Municipal Bond Fund ................27
         WPG Government Money Market Fund ....................29
         WPG Tax Free Money Market Fund ......................30
Statements of Assets and Liabilities..........................36
Statements of Operations......................................38
Statements of Changes in Net Assets...........................40
Notes to Financial Statements.................................42
Financial Highlights..........................................49
Independent Auditors' Report..................................52

Growth
Objective: Maximum capital appreciation (intended primarily for institutional investors).

International
Objective: Long-term growth of capital.

Tudor
Objective: Capital appreciation.

Growth and Income
Objective: Long-term growth of capital and current income.

Quantitative Equity
Objective: Seeks to provide investment results that exceed the S & P 500.

Intermediate Municipal Bond
Objective: High current income consistent with relative stability of principal.
Exempt from Federal Income Tax.

Government Securities Fund
Objective: Current income.

* Tax Free Money Market
Objective: Maximize current income with preservation of capital and liquidity.
Exempt from Federal Income Tax.

* Government Money Market Fund
Objective: Maximize current income with preservation of capital and liquidity.

* Although these Funds are money market funds and attempt to maintain a stable $1.00 net asset value per share, investments in these Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either Fund will be able to maintain a stable net asset value of $1.00 per share.

DEAR SHAREHOLDER:

         1995 was a year of robust activity in the world financial markets. The U.S. Stock Market soared to unprecendented levels, the bond market made an excellent recovery from the prior year's doldrums, and the dollar made a strong showing overseas. We want to share with you our perspective on these events as part of our Annual Report on the Weiss, Peck & Greer mutual funds.

DOMESTIC EQUITY MARKETS

         The U.S. financial markets enjoyed a banner year in 1995. All major domestic equity indices posted very strong gains. The S&P 500 recorded its best annual performance since 1958 and its third best year since World War II. To a large degree, this performance was attributable to a dramatic decline in interest rates and very good corporate profit reports.

         Strong economic growth early in 1995 gave way to a slowing economy as the year ended. This backdrop created an investment environment whereby those companies whose growth relied upon new product innovation, market share expansion and other non-cyclical factors prospered. Growth sectors, such as technology, financials, drugs and beverages performed very well. Cyclical companies, requiring a strong economy to prosper, began to underperform as 1995 came to a close.

         The U.S. economy will enter its sixth year of expansion in 1996. This expansion is not expected to end before 1997 at the earliest. Low inflation, coupled with a weak economy, should allow continued growth. Real GNP should grow 2% to 2 1/2%, while inflation should remain steady in a range of +2 1/2%. Corporate profits are expected to slow in 1996 to between 5% and 10%.

         A number of trends that helped to create good financial performance in 1995 should continue in 1996. Many multinational U.S. companies have become very productive and low cost relative to foreign competition. Corporate free cash flow (cash flow after dividends and capital expenditures) is at record levels. Merger activity and company buy-back plans continue unabated. Mutual fund money inflows (401(k) plans, etc.) are strong and are expected to continue to be strong.

         A slowly growing economy is an ideal environment for growth stocks to perform well. In addition, relative valuations of small stocks versus large stocks remain below historic norms. With the U.S. dollar strengthening, it is likely investors will shift toward domestic small companies.

FIXED INCOME MARKETS

         Interest rates declined dramatically across the maturity spectrum of U.S. Treasury securities during 1995 largely in response to moderating economic growth and low inflation. Most of the drop in rates occurred in the first six months of the year and in the fourth quarter, when market participants were encouraged by the prospect of an accord in Washington to balance the Federal budget.

         The 30-year U.S. Treasury Bond achieved its third-best total return on record in 1995, and overall bond returns approached those more typical of equity returns. While investors gladly reaped the rewards of the bond market rally, most are cautious about their expectations for 1996 since double-digit returns in the bond market are historically rare.
         By the end of 1995, yields for all maturities of Treasury securities were significantly lower than where they started the year. The yield for the bellwether 30-year U.S. Treasury Bond fell by 1.9% to yield 5.9% while Treasuries with intermediate range maturities, including the three, five and ten-year T-Notes all fell by approximately 2.5% to yield 5.2%, 5.4%, and 5.6%, respectively.

         Most bond market participants expect that the next move with respect to the direction of interest rates will hinge on the progress of federal budget negotiations and indications of economic strength.

INTERNATIONAL MARKETS

         The U.S. dollar strengthened in the fourth quarter against most major currencies, reducing U.S. dollar returns. The exception to this was against the French franc, where the dollar was slightly weaker.

         In Europe growth in the equity markets has been driven by declining long-term interest rates, rather than companies' earnings fundamentals. Economic growth is forecasted to remain low principally due to depressed consumer demand. Interest rates are likely to be cut further, especially in the United Kingdom, France and Italy.

         In Japan the weaker yen and the Bank of Japan's continued initiative to stimulate the economy through a more relaxed monetary policy combined to push the stock market sharply higher in local terms. We believe the Japanese stock market will show additional strength as corporate profits improve.

         South-East Asian markets have produced mixed returns, with setbacks in some equity markets where inflation has risen as a consequence of strong economic activity.

         In the short term, European markets will continue to benefit from interest rate reductions. In the longer term, hopes for an economic recovery should boost equities. However, with valuations looking stretched at the moment, any weakness in global bond markets would lead to setbacks.

         As we enter the new year, we are cautiously optimistic about the prospects for continued strength in the financial markets here and abroad. All of the expertise of the Weiss, Peck & Greer investment team will continue to be directed toward enabling you, our mutual fund shareholders, to achieve your investment goals.

                                         Sincerely,




                                         /s/ Roger J. Weiss
                                         Roger J. Weiss
                                         Chairman of the Board

                                         January 24, 1996

WEISS, PECK & GREER MUTUAL FUNDS
Major Portfolio Changes - Equity Funds - Quarter Ending December 31,1995

   Tudor                                 Growth and Income
   Additions                             Additions
   Autozone Inc.                         BMC Software Inc
   Big Flower Press                      Carnival Corp
   CapMAC Holdings Inc.                  DSC Communications Corp
   Centocor Inc.                         DST System
   Conner Peripherals Inc.               Federal Home Loan Mortgage Corp
   C.P. Clare Inc.                       Microsoft Corp
   Gemstar International Group, LTD      Novell Inc
   Healthsource Inc.                     Oracle Corp
   Physician Sales & Services Inc.       Thermo Electron 144A 4.250% Due 1/1/03
   U.S. Robotics Corp.                   Travelers Group Inc
   Deletions                             Deletions
   Autodesk Inc.                         Bay Networks Inc
   Chips & Technologies Inc.             Champion International Corp
   IVAX Corp.                            Citicorp 7.125% Due 3/15/04
   Komag Inc.                            Columbia/HCA Healthcare Corp
   PMT Services                          First USA Inc
   RPM Inc.                              Monsanto Co
   Sealed Air Corp.                      Motorola Inc
   Sun Healthcare Group                  Nokia Corp ADR
   Tower Semiconductor                   Procter & Gamble Co
   UAL Corp.                             Texas Instruments Inc


   Growth                                International
   Additions                             Additions
   Access Health Inc.                    Astra International
   Boca Research Inc.                    British Petroleum
   Cascade Communications Corp.          Circle K Japan Co.
   C.P. Clare Inc.                       DFS Furniture
   Gemstar International Group, LTD      LG Chemical LTD GDR
   Gilat Satellite Networks LTD.         Mitsubishi Bank 3.500% Due 3/31/04
   Physician Sales & Services Inc.       National Westminster Bank
   Showboat Inc.                         New World Infrastructure
   Steris Corp.                          Northern Telecom LTD
   Wonderware Corp.                      Olivetti & C Spa

   Deletions                             Deletions
   Amphenol Corp.                        Aokam Perdana
   Aramed Inc.                           DDI
   Autodesk Inc.                         Enterprise Oil
   BMC Software                          Group Danone (Ex BSN)
   Corrections Corp.                     Hanson
   IVAX Corp.                            MAI
   Read-Rite Corp.                       Siemens
   Royal Caribbean Cruises LTD.          Smith (Howard)
   Sun Healthcare Group                  Sumitomo Bank 3.125% Due 3/31/04
   Xylogics Inc.                         Tesco

TUDOR FUND
The Tudor Fund outperformed its relevant indices for the year 1995. This outperformance is mainly attributable to the commitment to technology and health care, along with major weighting in airlines. Looking ahead to 1996, we are still quite optimistic about the prospects for our marketplace. While a correction would not be surprising, (after all, there hasn't been more than a 3% price correction in the S&P for over a year), we think 1996 will end up being a productive year for the Fund. Low inflation remains, which lowers interest rates, and helps the multiple one pays for the kind of growth stocks we buy. Productivity continues to expand at an unprecedented rate, helping profitability. All in all, we expect 1996 to be a rewarding year for small growth investors.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

TUDOR                              $34,321
Lipper Capital Appreciation Index  $34,700
NASDAQ Composite Index             $32,376

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                  1 year      5 years     10 years
TUDOR                             41.18%      17.22%      13.12%

Lipper Cap. Appreciation Index    30.78%      16.96%      13.21%
NASDAQ Composite Index            39.92%      22.99%      12.47%



GROWTH AND INCOME FUND
1995 proved to be a good year for the WPG Growth and Income Fund. The Fund outperformed the Lipper Growth & Income Fund Average by over two percentage points during 1995. This was accomplished even while 15% of the total portfolio was invested in bonds and Real Estate Investment Trusts for yield enhancement. Technology, financial and consumer nondurable stocks contributed greatly to the total return during the year. Technology stock began to falter during the fourth quarter and this sector was reduced. After such a strong showing in 1995, our forecast calls for more modest returns in 1996 and a more conservative portfolio will be apparent going forward.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

GROWTH AND INCOME         $32,780
S&P 500                   $39,704
Lipper Growth & Income    $33,415

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                1 year      5 years     10 years
GROWTH AND INCOME               32.73%      17.08%      12.59%

S&P 500 Stock Index             37.50%      16.59%      14.78%
Lipper Growth & Income Funds    30.83%      15.47%      12.82%

GROWTH FUND
The WPG Growth Fund performed well in 1995, substantially outperforming its benchmarks. The most important leaders in the market were technology stocks and in the Fund this area was among the largest contributors to performance. The financial services area was also extremely robust in 1995. Banks and thrifts performed extraordinarily well as interest rates fell and merger fever swept the group. The Fund benefitted from these events through its holdings in Autofinance Group, Inc. and Fidelity National. Although 1995 was a difficult year for retailers, our stock selection in this group yielded considerable success. In health care, several holdings responded to the rebirth of the biotechnology area, and our health care services holdings also performed well as growth persisted in this group. Entering 1996, we find the signals mixed but encouraging. Although we realize that a second consecutive year without a five-percent correction in the broad market would be unprecedented, we still are enthusiastic about prospects for our marketplace. Low inflation remains and the outlook is for continued low interest rates. Small stocks remain undervalued against the large caps and the strengthening U.S. dollar augurs well for a period of outperformance for small cap stocks. Beginning in January, 1996 the Russell 2000 Growth Index will replace the NASDAQ Composite Index as one of the Fund's benchmarks. We believe the $280 million average capitalization of the Russell Index provides a more relevant comparison for the Fund than the NASDAQ Composite which has an average capitalization of $5 billion.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

GROWTH                             $26,840
Wilshire Small Co. Growth Index    $28,051
NASDAQ Composite Index             $27,451
Lipper Small Co. Growth Index      $25,125
Russell 2000 Growth Index          $22,240

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                                         since
                                 1 year      5 years     inception #
GROWTH                           39.72%      18.11%      10.75%

Wilshire Small Co. Growth Index  35.19%      23.27%      11.26%
NASDAQ Composite Index           39.92%      22.99%      11.01%
Lipper Small Co. Growth Index    31.43%      20.43%      10.00%
Russell 2000 Growth Index        31.04%      18.75%      8.62%
# Commencement of operations 5/2/86


QUANTITATIVE EQUITY FUND
1995 was characterized by a powerful bull market, narrow sector leadership and extreme lows in volatility, conditions which are unfavorable to our diversification process. The Fund's 33.37% return for 1995 was in line with return expectations given the current market environment. We expect market volatility to rise in 1996 which should produce a market rotation in market leadership towards the Fund's positions. The Fund's beta remains at an historic low, reflecting the defensive configuration of the portfolio relative to the S&P 500 Stock Index.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

QUANTITATIVE EQUITY     $15,243
S&P 500 Index           $15,324

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                      since
                          1 year      inception #
QUANTITATIVE EQUITY       33.37%      15.10%

S&P 500 Stock Index       37.50%      15.29%
# Commencement of operations 1/1/93


INTERNATIONAL FUND
The Fund's overweighted position in Japan in the first half of 1995 hurt the total return of the Fund. Unforseen events such as the Barings crisis, the Kobe earthquake and the Tokyo gas attacks negatively impacted the Fund's performance in addition to the yen's sharp appreciation against the dollar. This situation was reversed somewhat in the second half of the year, when a weaker yen and optimism over economic recovery translated into a stronger performance by the Fund.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

INTERNATIONAL          $12,812
EAFE                   $14,117

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                                   since
                           1 year      5 year      inception #
INTERNATIONAL (A)          10.92%      6.35%       3.83%

EAFE (Europe, Australia,
 Far East Index)           11.55%      9.71%       5.38%
 # Commencement of operations 6/1/89

(A) The Adviser waived its fee from inception of the Fund through 2/28/90 and has waived a portion of its fee from that date through October 19, 1994. Had the Adviser not done so, the total return for the five years ended 12/31/95 and from inception through 12/31/95 would have been 5.87% and 3.30%, respectively.

WPG GOVERNMENT SECURITIES FUND
During the one year period ended December 31, 1995, the WPG Government Securities Fund returned 13.25% versus 14.88% for the Morningstar General Government Bond Index and 15.40% for the Lehman Intermediate Gov/MBS Index. The Fund fell behind its benchmark and the Morningstar universe for two primary reasons. First, early in the year, the Fund was restructured to hold plain vanilla mortgage pass through securities. The restructuring caused some underperformance in the first quarter. Secondly, the Fund was underweighted in securities with intermediate range maturities as a result of our quantitative analysis which showed intermedaites to be too expensive to own. This area of the yield curve continued to outperform other parts of the curve and our underweighting in intermediaries, therefore, negatively impacted performance. In the second half of the year, we began to increase modestly our allocation to mortgage pass-throughs in the Fund and at year-end the Fund had a slight overweighting in this sector. We expect to remain overweighted in mortgage pass-through in the near term and remain underweighted in intermediate range securities which are still expensive on a relative basis. The Fund contines to be managed in a conservative fashion, seeking selective value within sectors and across the curve.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

GOVERNMENT SECURITIES             $21,056
Lehman INT Gov't/MBS              $22,984
Morningstar General Gov't Bond    $20,538

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                                               since
                                       1 year      5 years     inception #
GOVERNMENT SECURITIES                  13.25%      6.73%       7.85%

Lehman Intermed. Gov./MBS              15.40%      8.42%       8.81%
Morningstar Gen'l Gov. Bond Index      14.88%      7.75%       7.57%
# Commencement of operations 2/20/86


INTERMEDIATE MUNICIPAL
BOND FUND
Intermediate Municipal Bonds experienced one of their strongest total return years in recent history, with most of the upward movement occurring during the first half of the year. The market took its general direction from the treasury market's strength. This strength was augmented by a continued lack of municipal supply. While most of the market moved in unison, municipals that began the year priced at a discount to par, substantially outperformed the market as a whole. Against this backdrop, the Fund produced a return of 12.05% for the year. An underweighting in discount securities at the outset of the year, as well as an income oriented posture, caused the Fund to lag somewhat during the first half of the year. When the market returned to a more "normal" return pattern in the second half of the year, the Fund outperformed.

(Performance Graph Here)
This graph compares the Fund against several Benchmarks. The Value for the Fund and the comparative Benchmarks at 12/31/95 are:

INTERMEDIATE MUNICIPAL BOND         $11,327
Lehman Brothers 3-10 Yr.
   Municipal Bond                   $11,534
Lipper INTMD Muni Funds             $11,349

(end of graph)


Average Annual Total Return
(for the periods ended December 31, 1995)
                                                          since
                                              1 year      inception #
INTERMEDIATE MUNICIPAL BOND (B)               12.05%      5.12%

Lehman Bros. 3-10 yr. Muni Bond Index.        13.79%      5.87%
Lipper Intermediate Muni Funds                12.85%      5.19%
# Commencement of operations 7/1/93

(B) The Adviser waived its fee from inception of the Fund through October 19, 1994 and reimbursed certain other expenses. Had the Adviser not done so, the total return of the Fund for the year ended 12/31/95 and from inception through 12/31/95 would have been 11.93% and 4.62%, respectively.






Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and the indices (except as noted below) assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Russell 2000 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $220 million. Lipper Analytical Services ("Lipper") and Morningstar compare mutual funds according to overall performance, investment objectives, investment policies, assets, expense levels, periods of existence and other factors. Wilshire Asset Management indices are derived from the largest 2500 of the Wilshire 5000 Stock Index and is a broad based index. The Lehman Brothers Intermediate Government/Mortgage Backed Securities Index is a market weighted blend of all intermediate government issues (3-10 year maturities) and all mortgage securities. The Lehman Brothers 3-10 year Muni Bond Index is a broad based index which contains all securities in the Lehman Municipal Bond Index with maturities from 3-10 years. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East. The NASDAQ Composite Index ("NASDAQ") is a broad based index of over-the-counter stocks prepared by the National Association of Securities Dealers, Inc. The NASDAQ does not include dividend reinvestment. Indicesare unmanaged groups of securities.

WEISS, PECK & GREER MUTUAL FUNDS
Ten Largest Holdings at December 31, 1995*
                                            Market
                                            Value      Percent
TUDOR FUND                                  (000's)    of Fund
Informix Corp.............................    $4,485      2.7%
Starbucks Corp............................     3,425      2.1%
Adaptec Inc...............................     2,665      1.6%
QUALCOMM Inc..............................     2,580      1.6%
Continental Airlines Cl B.................     2,454      1.5%
PETsMART Inc..............................     2,325      1.4%
Just for Feet Inc.........................     2,145      1.3%
Itron Inc.................................     2,025      1.2%
Parametric Technology Corp................     1,995      1.2%
Hyperion Software Corp....................     1,955      1.2%
                                             $26,054     15.8%


Growth and Income Fund
Philip Morris Cos........................     $2,715      4.0%
Federal National Mortgage
    Association..........................      2,483      3.7%
American International Group Inc.........      2,313      3.4%
Merck & Co Inc...........................      2,301      3.4%
McDonalds Corp...........................      2,256      3.4%
General Electric Co......................      2,160      3.2%
Hewlett Packard Co.......................      2,077      3.1%
Xerox Corp...............................      2,055      3.1%
Exxon Corp...............................      2,003      3.0%
American Home Products Corp..............      1,940      2.9%
                                             $22,303     33.2%

GROWTH FUND
Solectron Corp............................    $1,765      2.9%
Wackenhut Corrections Corp................     1,401      2.3%
Microchip Technology Inc..................     1,256      2.1%
Starbucks Corp............................     1,218      2.0%
Cognex Corp...............................     1,216      2.0%
Mitel Corp................................     1,183      2.0%
Checkpoint Systems Inc....................     1,159      1.9%
Adaptec Inc...............................     1,025      1.7%
QUALCOMM Inc..............................       985      1.6%
Just for Feet Inc.........................       983      1.6%
                                             $12,191     20.1%

QUANTITATIVE EQUITY FUND
Exxon Corp...............................     $5,889      4.4%
Royal Dutch Petroleum Co ADR ............      4,671      3.5%
International Business Machines
    Corp.................................      3,275      2.5%
Lilly Eli & Co...........................      2,914      2.2%
Mobil Corp...............................      2,677      2.0%
Amoco Corp...............................      2,321      1.7%
Eastman Kodak Co.........................      2,271      1.7%
GTE Corp.................................      2,196      1.6%
Columbia/HCA Healthcare Corp.............      2,096      1.6%
Chevron Corp.............................      2,032      1.5%
                                             $30,342     22.7%

INTERNATIONAL FUND
HSBC Holdings ADR.........................      $219      1.5%
Northern Telecom LTD......................       215      1.5%
Telefonos de Mexico ADR...................       191      1.3%
Nomura Securities.........................       174      1.2%
Rohm .....................................       169      1.2%
Straits Steamship Land LTD................       169      1.2%
Fletcher Challenge........................       166      1.2%
LG Chemical LTD GDR.......................       166      1.2%
Sun Hung Kai Properties...................       164      1.2%
China Light & Power.......................       161      1.1%
                                              $1,794     12.6%


WEISS, PECK & GREER MUTUAL FUNDS
Ten Largest Holdings at December 30, 1995* - (Continued)

                                                                                                          Value        Percent
GOVERNMENT SECURITIES FUND                                                                                (000's)      of Fund
United States Treasury Notes 6.500% Due 4/30/99........................................................    $28,003       16.3%
Government National Mortgage Association 7.500% Due 9/15/07-9/15/25....................................     27,138       15.8%
United States Treasury Notes 5.125% Due 11/30/98.......................................................     24,146       14.1%
Government National Mortgage Association 8.000% Due 2/15/17-11/15/17...................................     17,975       10.5%
Federal Home Loan Bank Discount Note Due 1/16/96.......................................................     17,885       10.4%
Federal Home Loan Mortgage Corporation 8.000% Due 10/1/24..............................................     14,843        8.7%
Federal National Mortgage Association 6.500% Due 1/1/26................................................     14,738        8.6%
Federal Home Loan Bank Discount Note Due 1/5/96........................................................      9,492        5.5%
Federal National Mortgage Association 7.000% Due 9/1/25-10/1/25........................................      7,223        4.2%
United States Treasury Notes 5.875% Due 3/31/99........................................................      5,598        3.3%
                                                                                                          $167,041       97.4%

INTERMEDIATE MUNICIPAL BOND FUND
Dallas Fort Worth Airport - FGIC Insured 7.750% Due 11/1/01............................................       $630        4.9%
Surry County North Carolina Industrial Facilities 9.250% Due 12/1/02...................................        603        4.7%
Deer Park Texas Independent School District 6.375% Due 2/15/07.........................................        566        4.4%
Lower Colorado River Authority Prefunded Revenue 6.250% Due 5/1/07.....................................        562        4.4%
Piedmont Municipal Power Agency South Carolina - FGIC Insured 6.125% Due 1/1/07........................        551        4.3%
Pennsylvania State General Obligation Second Series 6.000% Due 7/1/07..................................        547        4.3%
Salt Lake City Utah Water Conservancy District
    Revenue Refunding Series A 10.875% Due 10/1/02.....................................................        524        4.1%
Harris County Texas Flood District General Obligation Zero Coupon Due 10/1/06..........................        520        4.1%
Hempfield Pennsylvania School District Refunding 6.700% Due 10/15/99...................................        503        4.0%
La Porte Indiana Economic Development Revenue 7.375% Due 6/1/01........................................        496        3.9%
                                                                                                            $5,502       43.1%

* The composition of the largest securities in each portfolio is subject to change.

WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995
Number                                                    Value
of Shares                     Security                   (000's)

                               TUDOR

              COMMON STOCKS (98.2%)
              Capital Goods
              Communications (7.4%)
   10,000   # ADC Telecommunications Inc..............         $365
   11,600   # Ascend Communications Inc...............          941
   43,943   # Bay Networks Inc........................        1,807
    8,500 o # Cascade Communications Corp.............          725
   25,000   # Gilat Satellite Networks Ltd.  .........          631
   80,000   # Highwaymaster
                 Communications.......................          830
   60,000   # Itron Inc...............................        2,025
   40,000   # P-Com Inc...............................          800
   60,000   # QUALCOMM Inc............................        2,580
   41,500   # Tekelec.................................          436
   13,500   # U S Robotics Corp.......................        1,185
                                                             12,325

              Computer Software &
               Services (11.3%)
   20,000   # Aspen Technology Inc....................          675
   14,100   # Business Objects ADR....................          682
   30,000   # Cognex Corp.............................        1,043
   14,400   # CompUSA Inc.............................          448
   44,000   # DataWorks Corp..........................          556
   27,900   # Discreet Logic Inc......................          698
   57,500 o # FTP Software Inc .......................        1,668
   92,000   # Hyperion Software Corp..................        1,955
  149,500   # Informix Corp...........................        4,485
    3,700 o # Netscape Communications
                 Corp.................................          514
   30,000   # Parametric Technology Corp..............        1,995
   20,000   # QuickResponse Services Inc..............          367
    5,500   # Sterling Software Inc...................          343
   45,000   # Sybase Inc..............................        1,620
    7,500   # Sync Research Inc.......................          339
  100,000   # Tecnomatix Technologies Ltd.............        1,250
                                                             18,638

              Peripherals (6.0%)
   65,000 * # Adaptec Inc.............................        2,665
   75,000   # Conner Peripherals Inc..................        1,575
   14,500   # Microcom Inc............................          377
   78,000   # Read-Rite Corp..........................        1,813
   22,000   # SDL Inc.................................          528
   35,000 o # Seagate Technology......................        1,663
   30,000   # Storage Technology Corp ................          716
   32,500   # Western Digital Corp....................          581
                                                              9,918

              Semi-Conductors & Related (4.2% )
   30,000   # Burr Brown..............................          765
   17,500   # Cirrus Logic Inc........................          346


Number                                                    Value
of Shares                     Security                   (000's)

                         TUDOR (continued)

   50,000   # C.P. Clare Inc..........................       $1,025
   25,800   # Kopin Corp..............................          368
   24,000   # Micro Linear Corp.......................          246
   50,000   # Microchip Technology Inc................        1,825
    7,500   # PRI Automation Inc......................          263
   26,500   # Uniphase Corp...........................          947
   25,000   # Zilog Inc...............................          916
   10,000   # Zoran Corp..............................          207
                                                              6,908

              Other Capital Goods (1.3%)
   33,700   # American Superconductor Corp............          489
   21,700   # Amphenol Corp Cl A......................          526
   40,000 o # Elsag Bailey Process Auto NV............        1,075
  100,000   # Noise Cancellation
                 Technologies.........................           62
                                                              2,152
                                                             49,941

              Consumer
              Biotechnology (8.9%)
   60,000   # Athena Neurosciences Inc................          735
  125,000   # Biocircuits Corp........................          250
  136,666   # Biomira Inc.............................          487
   70,000   # Cambridge Neuroscience (A)..............          598
   58,000   # Centocor Inc............................        1,791
   60,000 o # Epitope ................................          990
  108,819   # Gensia Inc..............................          571
   30,000   # Genzyme Corp ...........................          476
   65,000   # Hemasure Inc............................          829
   60,000   # Immulogic Pharmaceutical Corp...........        1,155
   30,000   # Incyte Pharmaceuticals Inc..............          750
    8,500   # Neozyme II Corp Units...................          401
   47,530   # North American Biologicals..............          511
   65,000 o # North American Vaccine Inc..............          918
   40,000   # Pathogenesis Corp.......................          440
   60,000   # Ribi Immunochem Research Inc............          364
   60,606   # Ribi Immunochem Research
                 Inc (A)..............................          349
   75,000   # SangStat Medical Corp...................          778
   60,000   # Sepracor Inc............................        1,102
   35,000   # SEQUUS Pharmaceuticals Inc .............          499
   25,000   # Seragen Inc (A).........................          392
   30,000   # Synaptic Pharmaceutical Corp............          397
                                                             14,783

              Health Care - Cost
                 Containment (1.9%)
   27,500   # Access Health Inc.......................        1,217
   21,500   # HCIA Inc................................        1,005
   24,000   # Healthsource Inc........................          864
                                                              3,086

                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                         TUDOR (continued)

              Other Health Care (8.3%)
   37,500   # Biochem Pharmaceuticals, Inc. ..........       $1,505
   93,750   # Cantab Pharmaceuticals (A)..............          390
   50,000   # Cantab Pharmaceuticals ADR..............          219
   50,000   # Complete Management Inc.................          444
   70,000   # Circon Corp.............................        1,417
   10,000   # Dura Pharmaceuticals, Inc. .............          347
    6,300   # IDX Systems Corp........................          219
   86,500   # Matrix Pharmaceuticals (A)..............        1,541
   32,500   # MediSense Inc...........................        1,028
   35,000   # Neopath Inc.............................          814
   17,000   # Phycor Inc..............................          860
   45,000   # Physician Sales & Services Inc..........        1,282
   80,000   # Resound Corp ...........................          580
   25,000   # Total Renal Care Holdings Inc...........          737
   37,500   # Vivra Inc...............................          942
   45,500   # Vivus Inc...............................        1,422
                                                             13,747

              Lodging & Catering (6.6%)
   20,000   # Doubletree Corp.........................          525
   40,000   # Host Marriott Corp .....................          530
  100,000   # Landry's Seafood Restaurants............        1,706
   30,000   # Papa Johns International Inc ...........        1,236
  163,100 o # Starbucks Corp..........................        3,425
   85,000   # Trump Hotels & Casino Resorts...........        1,827
  171,500     Wetherspoon (J.D.) .....................        1,709
          *                                                  10,958

              Media - Wireless Cable
                Television (1.4%)
   60,000 o # American Telecasting Inc................          870
   50,000   # Cablemaxx Inc...........................          382
   66,000   # CAI Wireless Systems Inc................          635
   23,322   # Peoples Choice TV Corp..................          443
                                                              2,330

              Other Media (0.5%)
   50,000   # Big Flower Press........................          775

              Retail (7.9%)
   44,300   # Autozone Inc............................        1,279
   11,500   # Bed Bath & Beyond Inc...................          446
   30,000   # Cinar Films Inc ........................          454
   52,500   # General Nutrition Cos Inc...............        1,208
   50,000   # Gymboree Corp...........................        1,031
   40,000     Heilig Meyers Co........................          735
   60,000   # Just for Feet Inc.......................        2,145
   30,800   # Penn Traffic Co ........................          462
   75,000 * # PETsMART Inc............................        2,325


Number                                                    Value
of Shares                     Security                   (000's)

                         TUDOR (continued)

  112,500   # Whole Foods Market Inc..................       $1,561
   75,400   # Williams Sonoma Inc.....................        1,395
                                                             13,041

              Other Consumer (4.6%)
  125,000   # Chaus Bernard Inc.......................          453
   15,200   # Deflecta-Shield Corp....................           72
   20,000   # Family Golf Centers Inc.................          365
   30,000     Fila Holding ADR........................        1,365
   30,000   # Gemstar Int'l. Group Ltd. ..............          851
   65,000   # Pet Practice............................          666
   80,000     Royal Caribbean Cruises Ltd.............        1,760
   13,000   # Scholastic Corp.........................        1,011
   40,000 o # Turbochef Inc...........................        1,135
                                                              7,678
                                                             66,398


              Energy
              Oil & Gas (1.3%)
   17,500     Anadarko Petroleum Corp.................          947
   57,000     Vintage Petroleum Inc...................        1,282
                                                              2,229

              Oil Services (3.2%)
   35,000   # BJ Services Co..........................        1,015
   40,000   # Energy Ventures Inc.....................        1,010
   41,900   # Falcon Drilling Company Inc.............          629
   95,000   # Noble Drilling Corp.....................          855
   70,000   # Rowan Cos Inc...........................          691
   40,000   # Weatherford Enterra Inc.................        1,155
                                                              5,355
                                                              7,584


              Intermediate Goods & Services
              Basic Industries (2.2%)
   38,000   # ACX Technologies Inc....................          575
   53,500     Huntco Inc Cl A.........................          822
   23,000     Intertape Polymer Group Inc.............          722
   25,000   # Seda Specialty Packaging................          309
   12,500     Sigma Aldrich Corp......................          619
   22,800   # US Can Corp ............................          308
  296,000   # Waxman Industries Inc...................          240
                                                              3,595

              Business Services (5.2%)
   31,500   # Checkpoint Systems Inc..................        1,177
   40,000   # Corrections Corp .......................        1,485
   55,000   # Flextronics International Ltd...........        1,650


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                         TUDOR (continued)

   15,000     Olsten Corp ............................         $593
  123,000   # Programmer's Paradise Inc...............          830
   35,000   # Solectron Corp..........................        1,545
   54,500   # Wackenhut Corrections Corp..............        1,376
                                                              8,656

              Environmental Services (1.5%)
   37,500   # Sanifill Inc............................        1,251
   35,000   # United Waste Systems....................        1,304
                                                              2,555

              Infrastructure (1.7%)
  170,000   # AES China Generating Co Cl A............        1,360
1,000,000     Hopewell Holdings.......................          576
   95,900   # Stimsonite Corp.........................          911
                                                              2,847

              Transportation (3.8%)
   70,000   # America West Airlines Inc Cl B..........        1,190
   56,400 o # Continental Airlines Inc Cl B...........        2,454
   29,400   # Fritz Cos Inc...........................        1,220
   55,000 * # Valujet Inc.............................        1,361
                                                              6,225
                                                             23,878

              Interest Sensitive
              Banks & Thrifts (3.1% )
   35,000     Bancfirst Corp..........................          652
   40,000     City National Corp......................          560
   10,700     Deposit Guaranty Corp...................          476
   12,000     First Hawaiian Inc......................          360
   97,500     Home Financial Corp.....................        1,511
   32,500     RCSB Financial Inc......................          772
   30,000     Washington Federal Inc..................          769
                                                              5,100

              Insurance (3.7%)
   19,000     Allied Life Financial Corp..............          344
   30,000   # CapMAC Holdings Inc.....................          754
   79,000     Fidelity National Financial Corp........        1,471
   40,000     PXRE Corp...............................        1,060
   35,000     Transnational Re Corp Cl A..............          858
   46,500   # 20th Century Industries.................          924
   45,000     Western National Corp...................          726
                                                              6,137

              Other (1.5%)
  100,000   # Cadiz Land Inc..........................          575
   35,000     Mills Corp..............................          595
  975,000     Peregrine Investment Holdings...........        1,261
                                                              2,431
                                                             13,668


Number                                                    Value
of Shares                     Security                   (000's)

                         TUDOR (continued)

              Real Estate Investment Trusts
              Lodging & Catering (0.7%)
   75,000     RFS Hotel Investors Inc.................       $1,153
              Total Common Stock
                 (Cost $116,934)......................      162,622


              CONVERTIBLE PREFERRED
                 STOCK (0.1%)
                 (Cost $514)
              Capital Goods
              Other Capital Goods (0.1%)
    5,138     Advanced Promotion
                 Technologies (A).....................           66

Principal
  Amount
 (000's)
              CONVERTIBLE BOND (0.5%)
                 (Cost $503)
              Capital Goods
              Other Capital Goods (0.5%)
   $1,000     Solectron Corp Zero Coupon
                 Due 5/5/12...........................          889

Number
of Rights
              RIGHTS (0.0%)
                 (Cost $5 )
              Consumer
              Biotechnology (0.0%)
    6,000     Gensia Inc Exp 12/31/96.................            6

Number of
Warrants
              WARRANTS (0.6%)
              Consumer
              Biotechnology (0.0%)
   34,166     Biomira Inc  Exp 12/15/96...............           50

              Energy
              Oil Services (0.1%)
   10,000     BJ Services Co  Exp 4/13/00.............           76

              Interest Sensitive
              Banks (0.5%)
   25,000     Bank of New York  Exp 11/29/98..........          917
              Total Warrants
                 (Cost $281)..........................        1,043

                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number of                                                 Value
Contracts                     Security                   (000's)

                         TUDOR (continued)

              PURCHASED PUT OPTIONS (0.1%)
       52     Morgan Stanley High Tech 35
                 1/96 @ 320...........................          $67
       26     S & P 500 Index 1/96 @ 620..............           22
              Total Purchased Put Options
                 (Cost $92)...........................           89

Principal
  Amount
 (000's)
              EURODOLLAR DEPOSIT (1.0%)
                 (Cost $1,719 )
   $1,719     Sumitomo Bank Ltd.
                 5.750% Due 1/2/96....................        1,719
              Total Investments (100.5%)
                 (Cost $120,048)......................      166,434

              Liabilities in Excess of
                 Other Assets (-0.5%).................         (900)

              Total Net Assets (100.0%)...............     $165,534

Number of
Contracts
              CALL OPTIONS WRITTEN
                 (Premiums Received $227)
       52     Morgan Stanley High Tech 35
                 1/96 @ 315...........................           54
       70     PETsMART, Inc.  2/96 @ 30...............           21
       26     S & P 500 Index 1/96 @ 615..............           16
      163     Starbucks Corp. 1/96 @ 17.50............           59
       50     Valujet, Inc.  1/96 @ 30................            2
      100     Valujet, Inc.  1/96 @ 20................           53
                                                                205

# Non-income producing security.
o Securities out on loan.
* Securities pledged in whole or in part for written options.
(A) SEC Rule 144 security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.

Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH AND INCOME

              COMMON STOCKS (93.2%)
              Capital Goods
              Aerospace (2.3%)
   20,000     Lockeed Martin Corp.....................       $1,580

              Communications (3.3%)
   40,000     DSC Communications Corp.................        1,475
   50,000     Novell Inc..............................          712
                                                              2,187

              Computer Software &
                   Services (6.9%)
   30,000     BMC Software Inc........................        1,282
    7,000     DST System..............................          200
   20,000     General Motors Corp Cl E................        1,040
   10,000     Microsoft Corp..........................          878
   30,000     Oracle Corp.............................        1,271
                                                              4,671

              Semi-Conductors &
                  Related (2.5%)
   20,000     Intel Corp..............................        1,135
   25,000   # National Semiconductor Corp.............          556
                                                              1,691

              Other Capital Goods (11.0%)
   30,000     General Electric Co.....................        2,160
   24,800     Hewlett Packard Co......................        2,077
   18,000     Hubbell Inc Cl A........................        1,118
   15,000     Xerox Corp..............................        2,055
                                                              7,410
                                                             17,539


              Consumer
              Beverages (4.1%)
   15,000     Coca Cola Co............................        1,114
   30,000     PepsiCo Inc.............................        1,676
                                                              2,790

              Health Care (7.3%)
   20,000     American Home Products Corp.............        1,940
   30,000     Pfizer Inc..............................        1,890
   20,000     Schering Plough Corp....................        1,095
                                                              4,925

              Restaurants (3.4%)
   50,000     McDonalds Corp..........................        2,256


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH AND INCOME (continued)

              Other Consumer (4.9%)
   25,000     Carnival Corp...........................         $609
   30,000     Philip Morris Cos Inc...................        2,715
                                                              3,324
                                                             13,295


              Other Consumer
              Consumer Cyclicals (7.2%)
   18,000     Colgate Palmolive Co....................        1,265
   15,000     Johnson & Johnson.......................        1,284
   35,000     Merck & Co Inc..........................        2,301
                                                              4,850

              Intermediate Goods & Services
              Basic Industries (4.5%)
   75,000     Engelhard Corp..........................        1,631
   25,000     Hercules Inc............................        1,409
                                                              3,040

              Telephone (1.1%)
   37,000     Ericsson L M Tel Co ADR Cl B............          722
                                                              3,762


              Natural Resources
              Energy & Related (4.5%)
   25,000     Exxon Corp..............................        2,003
   15,000     Schlumberger Ltd........................        1,039
                                                              3,042

              Real Estate Investment Trusts
              Commercial & Industrial (0.9%)
   20,000     Duke Realty Investors Inc...............          628

              Health Care (1.1%)
   50,000     LTC Properties Inc......................          750

              Residential (3.0%)
   50,000     Gables Residential Trust................        1,144
   50,000     Mills Corp..............................          850
                                                              1,994

              Restaurants (0.9%)
   45,000     Commercial Net Lease Realty
                 Inc..................................          574

              Shopping Centers (2.6%)
   30,000     JDN Realty Corp.........................          671
   50,000     Urban Shopping Centers Inc........              1,069
                                                              1,740
                                                              5,686

Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH AND INCOME (continued)

              Interest Sensitive
              Banks (8.9%)
   25,000     BankAmerica Corp........................       $1,619
   25,000     Citicorp................................        1,681
   30,000     MBNA Corp...............................        1,106
   25,000     Republic  NY Corp.......................        1,553
                                                              5,959

              Insurance (7.9%)
   25,000     American International Group
                 Inc..................................        2,313
   15,000     Chubb Corp..............................        1,451
   25,000     Travelers Group Inc.....................        1,572
                                                              5,336

              Other (4.9%)
   10,000     Federal Home Loan Mortgage
                 Corp.................................          835
   20,000     Federal National Mortgage
                 Association..........................        2,483
                                                              3,318
                                                             14,613
              Total Common Stock
                   (Cost $48,075).....................       62,787

              CONVERTIBLE COMMON
                 STOCK (1.2%)
                   (Cost $551)
              Interest Sensitive (1.2%)
   15,000     American Express Co-
                 First Data Corp
                 6.250% Due 10/15/96..................          833


Principal
Amount
 (000's)
              CORPORATE BONDS (2.8%)
              Capital Goods
              Communications (1.6%)
   $1,000     Tele Communications Inc
                  8.750% Due 2/15/23..................        1,059

              Consumer
              Miscellaneous Consumer (1.2%)
      750     Philip Morris Inc
                  7.500% Due 1/15/02..................          797
              Total Corporate Bonds
                    (Cost $1,730).....................        1,856


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Principal
Amount                                                    Value
 (000's)                      Security                   (000's)

                         GROWTH AND INCOME (continued)

              CONVERTIBLE PREFERRED
                   BOND (1.2%)
                      (Cost $750)
              Other Capital Goods (1.2%)
     $750     Thermo Electron (B)
                  4.250% Due 1/1/03...................         $819

              U.S. TREASURY
                  SECURITIES (1.9%)
                      (Cost $1,195)
              U.S. Treaury Bond (1.9%)
    1,000     U. S. Treasury Bond
                  10.000% Due 5/15/10.................        1,306

              EURODOLLAR DEPOSIT ( 2.0%)
                     (Cost $1,329)
    1,329     Societe Generale
                  5.500% Due 1/2/96...................        1,329
              Total Investments (102.3%)
                     (Cost $53,630)...................       68,930

              Liabilities in Excess of Other
                   Assets  (-2.3%)....................       (1,573)

              Total Net Assets (100.0%)...............      $67,357

# Non-income producing security.
(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers".

Number                                                    Value
of Shares                     Security                   (000's)

                               GROWTH

              COMMON STOCKS (96.1%)
              Capital Goods
              Communications (8.2%)
    4,500   # Cascade Communications Corp.............         $384
   15,000   # Gilat Satellite Networks LTD............          379
   30,000   # Highwaymaster
                 Communications.......................          311
   27,000   # Itron Inc...............................          911
  182,000 o # Mitel Corp..............................        1,183
   25,000   # P-Com Inc...............................          500
   22,900   # QUALCOMM Inc............................          985
   30,500   # Tekelec.................................          320
                                                              4,973


Number                                                    Value
of Shares                     Security                   (000's)

                       GROWTH (continued)

              Computer Software &
                 Services (6.9%)
   35,000   # Cognex Corp.............................       $1,216
    6,500   # Discreet Logic Inc......................          162
   18,200   # Fiserv Inc..............................          546
   11,300 o # FTP Software Inc .......................          328
   26,600   # Hyperion Software Corp..................          565
    8,000   # Parametric Technology Corp..............          532
   12,500   # QuickResponse Services Inc..............          230
    3,000   # Sync Research Inc.......................          136
   27,400   # Wonderware Corp ........................          469
                                                              4,184

              Peripherals (4.2%)
   25,000   # Adaptec Inc.............................        1,025
   23,000   # Boca Research Inc.......................          609
   10,000   # Microcom Inc............................          260
   17,000 o # SDL Inc.................................          408
   10,000   # Visioneer Communications Inc............          223
                                                              2,525

              Semi-Conductors & Related (6.2%)
   10,500   # Burr Brown..............................          268
   20,000   # C.P. Clare Inc..........................          410
   20,200   # Kopin Corp..............................          288
   34,400 o # Microchip Technology Inc................        1,256
    6,500   # PRI Automation Inc......................          228
   10,000   # Uniphase Corp...........................          357
   16,500   # Zilog Inc...............................          604
   14,600   # Zoran Corp..............................          303
                                                              3,714

              Other Capital Goods (1.6%)
   26,500   # American Superconductor Corp............          384
   13,000 o # Elsag Bailey Process Auto NV............          350
  367,800 o # Noise Cancellation
                 Technologies.........................          230
                                                                964
                                                             16,360


              Consumer
              Biotechnology (5.2%)
   23,000   # Athena Neurosciences Inc................          282
   66,000   # Biomira Inc.............................          235
  102,379   # Gensia Inc..............................          537
   12,500   # Genzyme Corp ...........................          198
   28,145   # North American Biologicals Inc..........          303
   26,500 o # North American Vaccine Inc..............          374
   25,000   # Pathogenesis Corp.......................          275
   10,000   # Pharmacopeia Inc........................          243


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH (continued)

   14,800   # Ribi Immunochem Research Inc............          $90
   60,606   # Ribi Immunochem Research
                 Inc (A)..............................          349
   17,500   # SEQUUS Pharmaceuticals Inc..............          249
                                                              3,135

              Health Care - Cost
                 Containment (1.5%)
   12,000   # Access Health Inc.......................          531
   10,000   # Healthsource Inc........................          360
                                                                891

              Other Health Care (10.7%)
   16,300   # Biochem Pharmaceuticals Inc.............          654
   34,000   # Circon Corp.............................          688
   16,000   # Dura Pharmaceuticals Inc................          556
    7,000   # IDX Systems Corp........................          243
   16,100   # Martek Biosciences Corp.................          407
   21,000   # MediSense Inc...........................          664
   14,500   # Neopath Inc.............................          337
    9,250   # Phycor Inc..............................          468
   22,500   # Physician Sales & Services Inc..........          641
   27,500   # Sano Corp...............................          316
   14,000   # Steris Corp.............................          452
   23,250   # Vivra Inc...............................          584
   15,000 o # Vivus Inc...............................          469
                                                              6,479

              Lodging & Catering (4.6%)
   26,600 o # Landry's Seafood Restaurants............          454
   14,000 o # Papa Johns International Inc ...........          577
   20,000     Showboat Inc............................          527
   58,000 o # Starbucks Corp..........................        1,218
                                                              2,776

              Media - Cable Television (3.2%)
   48,700 o # American Telecasting Inc................          706
  100,500   # Cablemaxx Inc...........................          766
   25,500   # Peoples Choice TV Corp..................          485
                                                              1,957

              Media - Cellular (0.5%)
   15,000   # Proxim Inc .............................          266

              Other Media (0.9%)
   12,500     Houghton Mifflin Co.....................          538

              Retail (5.4%)
   21,000   # General Nutrition Cos Inc...............          483
   27,500   # Just for Feet Inc.......................          983


Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH (continued)

   19,500   # Penn Traffic Co ........................         $293
   20,000 o # PETsMART Inc............................          620
   20,500   # Renters Choice Inc......................          282
   21,000 o # Whole Foods Market Inc..................          291
   18,000   # Williams Sonoma Inc.....................          333
                                                              3,285

              Other Consumer (5.3%)
   43,443 o # Barry R G Corp .........................          847
   11,000 o # Family Golf Centers Inc.................          201
   11,000     Fila Holding ADR........................          501
   16,500   # Gemstar International Group
                 LTD..................................          468
   24,500   # Pet Practice............................          251
   11,100     Richfood Holdings Inc...................          297
    7,900   # Scholastic Corp.........................          614
                                                              3,179
                                                             22,506


              Energy
              Oil & Gas (0.8%)
   20,200     Vintage Petroleum Inc...................          454

              Oil Services (2.5%)
   13,500   # Energy Ventures Inc...................            341
   20,000   # Falcon Drilling Company Inc.............          300
   44,000   # Noble Drilling Corp.....................          396
   16,750   # Weatherford Enterra Inc.................          484
                                                              1,521
                                                              1,975


              Intermediate Goods & Services
              Basic Industries (1.7%)
   14,400   # ACX Technologies Inc....................          218
   15,400     Huntco Inc Cl A.........................          237
   10,500     Intertape Polymer Group Inc.............          329
    8,100     O M Group Inc ..........................          268
                                                              1,052

              Business Services (9.6%)
   80,500 o # Advanced Promotion
                 Technologies.........................           52
   31,000   # Checkpoint Systems Inc..................        1,159
   20,000   # Corporate Express Inc...................          602
   28,000   # Flextronics International Ltd...........          840
   40,000 o # Solectron Corp..........................        1,765
   55,500 o # Wackenhut Corrections Corp..............        1,401
                                                              5,819


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                         GROWTH (continued)

              Environmental Services (2.0%)
   29,500   # Addington Resources Inc.................         $432
   13,000 o # Sanifill Inc............................          434
    9,000   # United Waste Systems....................          335
                                                              1,201

              Infrastructure (1.7%)
   50,000   # AES China Generating Co Cl A............          400
   37,500   # Stimsonite Corp.........................          356
    5,000     Vulcan Materials Co.....................          288
                                                              1,044

              Transportation (2.9%)
   18,000 o # Continental Airlines Inc Cl B...........          783
   10,000   # Fritz Cos Inc...........................          415
   23,500 o # Valujet Inc.............................          582
                                                              1,780
                                                             10,896


              Interest Sensitive
              Banks & Thrifts (5.0%)
   22,000     Bancfirst Corp..........................          410
   22,500     City National Corp......................          315
   11,500     Deposit Guaranty Corp...................          512
   45,000     Home Financial Corp.....................          697
   16,500     RCSB Financial Inc......................          392
   26,000     Washington Federal Inc..................          666
                                                              2,992

              Insurance (5.0%)
   22,500     Allied Life Financial Corp..............          408
   12,200 o # CapMAC Holdings Inc.....................          306
   31,500     Fidelity National Financial Corp........          587
   34,000     PXRE Corp...............................          901
   18,000   # 20Th Century Industries.................          358
   30,000     Western National Corp...................          484
                                                              3,044
                                                              6,036


              Real Estate Investment Trusts
              Lodging & Catering (0.5%)
   20,000     RFS Hotel Investors Inc...............            307
              Total Common Stock
                 (Cost $46,931).......................       58,080


Number                                                    Value
of Rights                     Security                   (000's)

                         GROWTH (continued)

              RIGHTS (0.1%)
                 (Cost $57)
              Consumer
              Biotechnology (0.1%)
   65,000     Gensia Inc Exp 12/31/96.................          $65

Principal
Amount
 (000's)
              EURODOLLAR DEPOSITS (6.8%)
   $1,628     Societe Generale
                 5.500% Due 1/2/96....................        1,628
    2,500     Sumitomo Bank Ltd.
                 5.750% Due 1/2/96....................        2,500
              Total Eurodollar Deposits
                 (Cost $4,128)........................        4,128

              Total Investments (103.0%)
                 (Cost $51,116).......................       62,273

              Liabilities in Excess of Other
                 Assets (-3.0%).......................       (1,820)

              Total Net Assets (100.0%)...............      $60,453


# Non-income producing security.
o Security out on loan.
(A) SEC Rule 144 Security. Requires registration under the SEC Act of 1933 before it can be offered for public sale.

Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY

              COMMON STOCKS (92.4%)
              Capital Goods  (13.4%)
   35,700     International Business Machines
                 Corp.................................       $3,275
   23,400     Boeing Co...............................        1,834
   22,000     Rockwell International Corp.............        1,163
   10,600     McDonnell Douglas Corp..................          975
    6,700     Xerox Corp..............................          918
   40,200     Westinghouse Electric Corp..............          663
   13,600     Raytheon Co.............................          643
   12,400     Honeywell, Inc..........................          603
   13,900     Loral Corp..............................          492


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

   14,800     Apple Computer, Inc.....................         $472
   30,600   # Novell, Inc.............................          436
   10,936     AMP, Inc................................          420
   10,600     Tyco Labs, Inc..........................          378
    4,500   # Computer Sciences Corp..................          316
   11,000     Pall Corp...............................          296
    4,600     Northrop Corp...........................          294
    8,200     Parker Hannifin Corp....................          281
   16,900     Advanced Micro Devices, Inc.............          279
    6,000     Alco Standard Corp......................          274
    3,700     Grainger W W, Inc.......................          245
    6,600     Autodesk, Inc...........................          226
    3,900     Raychem Corp............................          222
    5,400     Dover Corp..............................          199
    3,200     General Dynamics Corp...................          189
    3,700     Avery Dennison Corp.....................          185
    9,100     Moore Ltd...............................          169
    4,375   # Andrew Corp.............................          167
    4,200     Perkin Elmer Corp.......................          159
    3,800   # Ceridian Corp...........................          157
   27,800   # Unisys Corp.............................          156
    4,700     Harnischfeger Industries, Inc...........          156
    2,600     Harris Corp.............................          142
    5,200     Teledyne, Inc...........................          133
   15,600   # Amdahl Corp.............................          133
   11,430   # Navistar International Corp ............          120
    1,700   # FMC Corp ...............................          115
    4,600     EG & G, Inc.............................          112
    3,800     Cincinnati Milacron, Inc................          100
    3,400     Trinova Corp............................           97
    2,900     General Signal Corp.....................           94
    1,200     Thomas & Betts Corp.....................           89
    2,000     Briggs & Stratton Corp..................           87
    2,100     Timken Co...............................           80
    4,700   # Intergraph Corp.........................           74
    2,700   # Cray Research, Inc......................           67
    3,300     Giddings & Lewis Inc....................           54
    2,700   # Data General Corp.......................           37
    1,400     Harland John H Co.......................           29
      800     Zurn Industries Inc.....................           17
    2,456   # Zenith Electronics Corp.................           17
    2,500   # Morrison Knudsen Corp...................           11
                                                             17,850


              Consumer Durables (2.5%)
    9,700     Eaton Corp..............................          520
    4,600     TRW, Inc................................          356
    7,500     Genuine Parts Co........................          308
    8,400     Black & Decker Corp.....................          296
    6,500     Echlin, Inc.............................          237


Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

    9,600     Cooper Tire & Rubber Co.................         $236
    3,500     Armstrong World Industries, Inc.........          217
   10,700     Maytag Corp.............................          217
    5,500     Cummins Engine, Inc.....................          204
    4,800     PACCAR, Inc.............................          202
    3,100     Stanley Works...........................          160
    1,700     Goodrich B F Co.........................          116
    1,800     Snap-On, Inc............................           81
    2,000     Outboard Marine Corp....................           41
      900     Mattel, Inc.............................           28
      950     Bassett Furniture Industries, Inc.......           22
      700     SPX Corp................................           11
                                                              3,252


              Consumer Miscellaneous (0.3%)
    8,100     Service Corp International..............          356


              Consumer Non-Durables (26.3%)
   51,800     Lilly Eli & Co..........................        2,914
   33,900     Eastman Kodak Co........................        2,271
   41,300     Columbia/HCA Healthcare Corp............        2,096
   30,400     Schering Plough Corp....................        1,664
    9,600     Unilever N V ADR........................        1,351
   28,400   # Viacom Inc Cl B.........................        1,345
   15,100     Kellogg Co..............................        1,166
   62,886     Archer Daniels Midland Co...............        1,132
   25,700     May Department Stores Co................        1,086
   16,100   # Amgen, Inc..............................          956
   13,700     Anheuser Busch Cos, Inc.................          916
   19,895   # Pharmacia & Upjohn, Inc.................          771
    9,800     Colgate Palmolive Co....................          688
   20,700     Heinz H J Co............................          686
   14,300     U S Healthcare, Inc.....................          665
   15,600     Conagra, Inc............................          644
   80,400     K Mart Corp.............................          583
    7,700     Dayton Hudson Corp......................          578
   11,500   # Boston Scientific Corp..................          564
    9,000     Ralston Purina Co-Ralston...............          561
    7,900     CPC International, Inc..................          542
    8,700     Gannett, Inc............................          534
   14,500     Quaker Oats Co..........................          500
    3,800     Capital Cities/ ABC, Inc................          469
   11,700     Marriott International, Inc.............          448
   19,600   # Tenet Healthcare Corp ..................          407
   14,800     American Stores Co .....................          396
    7,000     Pioneer Hi Bred International...........          389
   10,000   # Kroger Co...............................          375
    7,100     International Flavors &
                Fragrances, Inc.......................          341


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

   11,500     Dillard Department Stores,
                 Inc Cl A.............................         $328
    7,800     Harcourt General, Inc...................          327
    6,400     Premark International, Inc..............          324
    4,300   # Federal Express Corp....................          318
    4,000     Avon Products, Inc......................          302
    4,700     Tribune Co .............................          287
    3,800     Becton Dickinson & Co...................          285
    9,100     Melville Corp...........................          280
   11,300   # Fruit of the Loom, Inc Cl A.............          275
    5,200     V F Corp................................          274
    7,700     Rite Aid Corp...........................          264
    8,900     Reebok International Ltd................          251
    8,000     New York Times Co Cl A..................          237
    3,500     Hershey Foods Corp......................          228
    2,600     McGraw Hill, Inc........................          227
    6,400     Allergan, Inc...........................          208
    4,200     Polaroid Corp...........................          199
    7,100     American Greetings Corp Cl A............          196
   10,900   # Biomet, Inc.............................          195
    2,700     Clorox Co...............................          193
    4,100     Mercantile Stores, Inc..................          190
    3,000     Knight Ridder, Inc......................          187
   14,300     Woolworth Corp..........................          186
    5,800     Giant Food Inc Cl A.....................          183
    4,300   # King World Productions, Inc.............          167
    4,600     Supervalu, Inc..........................          145
    4,900     Liz Claiborne, Inc......................          136
    6,900     TJX Cos, Inc ...........................          130
    4,900     Great Atlantic & Pacific Tea, Inc.......          113
    3,900     Russell Corp............................          108
    3,200     UST, Inc................................          107
    4,900     United States Surgical Corp.............          105
    3,948     Jostens, Inc............................           96
    4,500     Fleming Cos, Inc........................           93
    2,100     Springs Industries, Inc.................           87
    2,200     Brown Forman Corp Cl B..................           80
    2,400     National Service Industries, Inc........           78
    3,000     Coors Adolph Co Cl B....................           66
    1,500     Meredith Corp...........................           63
    2,700     Lubys Cafeterias, Inc...................           60
    1,700     Alberto Culver Co Cl B .................           58
    4,000   # Bally Entertainment Corp................           56
    2,300     Brunswick Corp..........................           55
    4,200   # Shoneys, Inc............................           43
    3,200     Community Psychiatric Centers...........           39
      800     Longs Drug Stores Corp..................           38
    5,100     Stride Rite Corp........................           38
   10,900     Charming Shoppes, Inc...................           31
    3,600   # Ryans Family Steak Houses, Inc..........           25


Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

    3,600     Handleman Co ...........................          $21
      920   # FirstMiss Gold, Inc.....................           20
    1,400     Brown Group, Inc........................           20
                                                             35,060

              Energy (20.3%)
   73,500     Exxon Corp..............................        5,889
   33,100     Royal Dutch Petroleum Co ...............        4,671
   23,900     Mobil Corp..............................        2,677
   32,300     Amoco Corp..............................        2,321
   38,700     Chevron Corp............................        2,032
   19,300     Schlumberger Ltd........................        1,336
   16,900     Texaco, Inc.............................        1,327
   10,200     Atlantic Richfield Co...................        1,130
   29,100     Phillips Petroleum Co...................          993
   34,500     Occidental Petroleum Corp...............          737
   14,600     Burlington Resources, Inc...............          573
   10,400     Amerada Hess Corp.......................          551
   17,400     Baker Hughes, Inc.......................          424
    9,400     Williams Cos, Inc.......................          412
   12,600     Sun, Inc................................          345
    7,200     Ashland, Inc............................          253
    9,700     McDermott International, Inc............          213
    3,200     Kerr McGee Corp.........................          203
    8,000     Dresser Industries, Inc.................          195
   13,200   # Oryx Energy Co..........................          177
    3,800     Pennzoil Co.............................          161
    3,400     Louisiana Land & Exploration
                 Co...................................          146
    9,100   # Santa Fe Energy Resources...............           88
    7,600   # Rowan Cos, Inc..........................           75
    2,400     Helmerich & Payne, Inc..................           71
      700     NACCO Industries, Inc Cl A..............           39
      700     Eastern Enterprises.....................           25
                                                             27,064

              Financial (5.5%)
   10,700     First Data Corp.........................          716
   15,400     Keycorp ................................          558
    8,200     Fluor Corp..............................          541
    3,200     General Re Corp.........................          496
    5,800     Loews Corp..............................          455
    4,600     Chubb Corp..............................          445
    3,900     Cigna Corp..............................          403
    4,200     Marsh & McLennan Cos, Inc...............          373
    6,900     Lincoln National Corp...................          371
    6,700     UNUM Corp...............................          369
    8,800     National City Corp......................          291
    8,200     U S Bancorp ............................          276
    6,700     Boatmens Bancshares, Inc............              274


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

    4,900     St Paul Cos, Inc........................         $272
    3,500     Transamerica Corp.......................          255
    6,800     Safeco Corp.............................          235
    4,900     Torchmark Corp..........................          222
    5,400     Sherwin Williams Co.....................          220
    3,750     Jefferson Pilot Corp....................          174
    2,600     Beneficial Corp.........................          121
    3,100     Crane Co................................          114
    1,700     Potlatch Corp...........................           68
    1,500     USLIFE Corp.............................           45
      500     Skyline Corp............................           10
                                                              7,304


              Intermediate Goods & Services (8.7%)
   25,800     Minnesota Mining &
                 Manufacturing Co.....................        1,709
   37,800     Barrick Gold Corp.......................          997
    7,300     Monsanto Co.............................          894
   28,000     Placer Dome, Inc........................          676
    7,700     Kimberly Clark Corp.....................          637
   18,100     Corning, Inc............................          579
    8,900     Dun & Bradstreet Corp...................          576
    9,992     Newmont Mining Corp.....................          452
    6,600     Phelps Dodge Corp.......................          411
   16,800     Engelhard Corp..........................          365
    8,100     Interpublic Group Cos, Inc..............          351
    6,200     Hercules, Inc...........................          350
    5,100     Rohm & Haas Co..........................          328
    9,000     Inco Ltd................................          299
    7,400     Dow Jones & Co, Inc.....................          295
    5,500     Sigma Aldrich Corp......................          272
   12,000     Worthington Industries, Inc.............          250
   24,000     Laidlaw, Inc Cl B.......................          246
    5,800   # Crown Cork & Seal, Inc..................          242
   14,700     Homestake Mining Co.....................          230
    6,400     Nalco Chemical Co.......................          193
    7,500     James River Corp .......................          181
    6,000     Deluxe Corp.............................          174
    4,700     Boise Cascade Corp......................          163
    3,100     Federal Paper Board, Inc................          161
    3,700     Ecolab, Inc.............................          111
   10,000     Echo Bay Mines Ltd......................          104
    1,900     Shared Medical Systems Corp.............          103
    3,700     Ball Corp...............................          102
    6,000     Safety Kleen Corp.......................           94
    9,000   # Armco, Inc..............................           53
    1,300     First Mississippi Corp..................           34
                                                             11,632


Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

              Miscellaneous Industrials (0.5%)
    4,500     Textron, Inc............................         $304
    7,500     Dial Corp ..............................          222
    4,400     Millipore Corp..........................          181
                                                                707


              Public Utilities (14.6%)
   49,900     GTE Corp................................        2,196
   23,000     Bell Atlantic Corp......................        1,538
   31,500     Sprint Corp.............................        1,256
   27,900     Enron Corp..............................        1,064
   40,000     MCI Communications Corp.................        1,045
   38,100     Southern Co.............................          938
   23,400     U S West, Inc...........................          837
   11,600     Duke Power Co...........................          550
   12,700     Texas Utilities Co......................          522
   28,500     SCEcorp.................................          506
   10,300     FPL Group, Inc..........................          478
   14,700     Public Service Enterprise Group.........          450
   23,400   # U S West Inc Com-Media
                 Group................................          445
   13,400     Unicom Corp.............................          439
   10,600     American Electric Power, Inc............          429
   14,700     Panhandle Eastern Corp..................          410
    9,900     Dominion Resources, Inc ................          408
   10,800     Coastal Corp............................          402
   13,200     PECO Energy Co .........................          398
   18,600     Pacificorp..............................          395
   15,000     Houston Industries, Inc.................          364
   10,000     Sonat, Inc..............................          356
   11,900     Alltel Corp.............................          351
   12,000     Entergy Corp ...........................          351
   12,300     Central & South West Corp...............          343
    8,700     Carolina Power & Light Co...............          300
    8,100     Detroit Edison Co.......................          279
    8,846     Cinergy Corp............................          271
    5,600     Consolidated Natural Gas Co.............          254
    6,000     Union Electric Co.......................          251
    8,500     Pacific Enterprises.....................          240
    6,800     General Public Utilities Corp...........          231
    9,200     Ohio Edison Co..........................          216
    4,400     Northern States Power Co ...............          216
    4,800   # Columbia Gas Systems, Inc...............          211
    7,900     Enserch Corp............................          128
   12,500     Niagara Mohawk Power Corp...............          120
   11,300     Noram Energy Corp.......................          100
    3,000     Nicor, Inc..............................           83
    2,600     Oneok ,Inc..............................           59
    1,200     BellSouth Corp..........................           52
                                                             19,482


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                        QUANTITATIVE EQUITY (continued)

              Transportation (0.3%)
   10,000     Whitman Corp............................         $233
    3,700     Consolidated Freightways, Inc...........           98
    4,000   # USAir Group, Inc........................           53
    3,400     Yellow Corp.............................           42
                                                                426
              Total Common Stocks
                   (Cost $101,101)....................      123,133

Principal
  Amount
 (000's)
              U.S. Government Securities (7.9%)
                   (Cost $10,472)
  $10,700   * U.S. Treasury Bill Due 5/30/96..........       10,472
              Total Investments (100.3%)
                   (Cost $111,573) ...................      133,605

              Liabilities in Excess of
                  Other Assets (-0.3%)................         (404)

              Total Net Assets (100.0%).......             $133,201


Number of                                             Unrealized
Contracts                                            Depreciation
              Futures Purchased
                 (Aggregate futures amount $9,895)
       32     S & P 500 Futures 3/96..................           81

# Non-income producing security.
* Security pledged for futures purchased.

Number                                                    Value
of Shares                     Security                   (000's)

                           INTERNATIONAL

              COMMON STOCKS (85.5%)
              Australia  (2.1%)
   27,000     Australian & New Zealand Bank.........           $127
    5,500     Broken Hill Proprietary Co..............           78
   15,000     Western Mining Corp...................             96
                                                                301

              Austria  (0.4%)
      296     Flughafen Wein AG.......................           20
      600     Oest Elektrizitats......................           36
                                                                 56


Number                                                    Value
of Shares                     Security                   (000's)

                     INTERNATIONAL (continued)

              Canada (1.5%)
    5,000     Northern Telecom LTD....................         $215

              Denmark  (0.9%)
    2,400     Tele Danmark 'B'........................          131

              France  (5.7%)
      157     Air Liquide (L')........................           26
      555     Alcatel Alsthom.........................           48
    2,296   # Cap Gemini Sogeti ......................           65
      250     Chargeurs...............................           50
    1,134     Eaux (CIE Generales Des)................          113
    1,145     Havas...................................           91
      485     LVMH Moet Hennessey.....................          101
    1,439     Pechiney................................           25
    1,450     Renault ................................           42
      525     Roussel & Uclaf.........................           89
      794     Societe Generale........................           98
       44     Societe National Elf Aquitaine..........            3
    2,400     Union Des Assurances De Paris  .........           62
                                                                813

              Germany  (4.0%)
       69     Daimler Benz AG ........................           35
      135   # Degussa.................................           45
    2,635     Deutsche Bank...........................          125
    5,150   # Dresdner Bank...........................          137
      270     Henkel Pref.............................          102
      350     RWE AG..................................          127
                                                                571

              Hong Kong  (9.0%)
   23,000     Cheung Kong.............................          140
   35,000     China Light & Power.....................          161
  200,000     Grand Hotels A..........................           75
   30,000     Hong Kong Electric......................           98
    1,450     HSBC Holdings ADR.......................          219
   13,000     Hutchison Whampoa.......................           79
   55,000   # New World Infrastructure................          105
   20,000     Sun Hung Kai Properties ................          164
   20,000     Swire Pacific A.........................          155
   24,000     Wharf Holdings..........................           80
                                                              1,276

              Indonesia  (1.3%)
   34,000     Astra International.....................           71
    5,000     Hanjaya Mandala Sampoerna..............            52
    2,200   # PT Telekomunikasi Indonesia
                      ADR.............................           55
                                                                178


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                     INTERNATIONAL (continued)

              Italy  (2.6%)
      700     Assicurazioni Generali..................          $17
   65,400   # Cir-Compagnie Industriale...............           44
   16,000   # Ente Nazionale Idrocarburi..............           56
   25,000     Fiat Spa Ord............................           81
   26,000     Istituto Nazionale delle
                      Assicurazioni...................           35
   15,000     Italgas.................................           46
   78,500   # Olivetti & C Spa .......................           63
   11,500     Stet....................................           33
                                                                375

              Japan  (25.1%)
    7,000     Banyu Pharmaceutical....................           86
    4,620     Canon Sales.............................          123
    2,000   # Circle K Japan Co. .....................           88
    1,000     FCC Co..................................           35
    1,000     Fuji Machinery..........................           36
   10,000     Honshu Paper Co.........................           61
   15,000     Itochu Corp.............................          101
    1,000     Ito-Yokado Co...........................           62
    2,000     Kato Denki Co...........................           52
      500     Keyence Corp............................           58
    1,000     Kyocera.................................           74
   20,000     Mitsubishi Heavy Industries.............          160
   15,000     Mitsubishi Materials Corp...............           78
   10,000     Mitsubishi Motor Corp...................           81
    6,000     Nippon Electric Glass...................          114
    8,000     Nippon Express..........................           77
   25,000     Nippon Steel............................           86
       15     Nippon Tel &Tel Corp....................          121
      500     Nippon Television Network...............          134
   15,000   # NKK Corp................................           40
    8,000     Nomura Securities.......................          174
   20,000     NTN Corp................................          134
   10,000     Okumura Corp............................           91
    5,000     Omron Corp..............................          115
    3,000     Osaka Steel.............................           46
    3,000     Ricoh...................................           33
    3,000     Rohm....................................          169
    2,000     Secom...................................          139
    5,000     Shin-Etsu Chemicals Co..................          104
    1,000     SMC Corp................................           72
   10,000     Sumitomo Marine & Fire
                      Insurance.......................           82
   10,000     Sumitomo Trust & Bank...................          141
   10,000     Suzuki Motor Co.........................          111
    3,000     Tostem Corp.............................          100
   15,000     Toyo Ink Manufacturing..................           74
    5,000     Ushio Co................................           60


Number                                                    Value
of Shares                     Security                   (000's)

                     INTERNATIONAL (continued)

   10,000   # Victor Co of Japan......................         $127
   15,000     Yodogawa Steel Works....................          118
                                                              3,557

              Malaysia  (2.7%)
   40,000     Berjaya Sports Toto ....................           93
   24,000     Development and
                  Commercial Bank.....................           70
   20,000     Leader Universal Holding................           45
   28,000     Road Builders Holding ..................           97
   28,333     UMW Holdings............................           76
                                                                381

              Mexico (1.3%)
    6,000     Telefonos de Mexico ADR.................          191

              Netherlands (2.3%)
      909     Ahold...................................           37
      250     Akzo Nobel..............................           29
      940   # BE Semiconductor Industries.............           12
    5,600     Elsevier................................           75
      676     Koninklijke PTT.........................           25
      990     Philips Electronics.....................           36
      375     Royal Dutch Petroleum...................           52
      430     Unilever NV CVA.........................           60
                                                                326

              Norway (0.3%)
    7,000     Den Norske Bank.........................           18
      780     Kvaerner 'A'............................           28
                                                                 46

              New Zealand  (1.2%)
   72,000     Fletcher Challenge......................          166

              Philippines (0.2%)
   86,000     Picop Resources Inc.....................           21

              Singapore  (4.4%)
  200,000     CDL Hotels International................          101
   14,000     Keppel Corp.............................          125
    5,000     Overseas-Chinese
                 Banking Corp.........................           62
   10,000     Sembawang Corporation LTD..............            55
   20,000     Sembawang Maritime......................           64
    5,000     Singapore International Airlines .......           47
   50,000     Straits Steamship Land LTD..............          169
                                                                623


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Number                                                    Value
of Shares                     Security                   (000's)

                     INTERNATIONAL (continued)


              South Korea  (2.3%)
    8,000   # LG Chemical LTD GDR (B)...............           $166
    2,395   # Samsung Electronics GDS
                 (non-voting) (B).....................          141
      176   # Samsung Electronics GDS
                 (voting) (B).........................           16
                                                                323

              Spain  (1.8%)
    1,917     Argentaria CMN..........................           79
      650     Empresa Nacional de Electric............           37
    2,500     Repsol..................................           82
    4,400     Telefonica de Espana....................           61
                                                                259

              Sweden (0.4%)
      700     Electrolux AB...........................           29
    1,430     Ericsson Tele B ........................           28
                                                                 57

              Switzerland  (2.0%)
       50     Brown Boveri & Cie 'A'..................           58
       21     Ciba Geigy..............................           19
      125     Nestle..................................          138
        6     Roche Holdings..........................           47
      190     SMH Neuenburg...........................           25
                                                                287

              Thailand (3.0%)
   21,000     CMIC Finance & Securities
                      Co.-Foreign.....................           67
   28,000     Krung Thai Bank Public Co.-
                      Foreign.........................          114
    5,000     Loxley Public Co-Foreign................           98
    9,000   # Quality Houses-Foreign..................           39
    2,000     Siam Cement-Foreign.....................          111
                                                                429

              United Kingdom  (11.0%)
    5,000     Anglian Water...........................           47
   30,000     ASDA Group..............................           52
    4,500     Bass Ord................................           50
    6,000     BAT Industries..........................           53
    4,000     Barclays ...............................           46
   10,000     Blue Circle Industries..................           53
    3,000     BOC Group...............................           42
    3,750     British Aerospace.......................           46
    7,500     British Petroleum.......................           63
    8,000     British Telecomm........................           44
   10,000     BTR.....................................           51
    3,000   # Burmah Castrol..........................           44


Number                                                    Value
of Shares                     Security                   (000's)

                     INTERNATIONAL (continued)

   12,000     Coats Viyella...........................          $32
    7,000     Derwent Valley..........................           34
    9,000     DFS Furniture...........................           56
   12,000     General Electric........................           66
    5,000     Glaxo Welcome...........................           71
    8,000     Grand Metropolitan......................           58
   46,000     Howden Group............................           48
    3,000     Kingfisher ADR..........................           50
   12,000     Lex Services............................           57
   17,000     MFI Furniture Group.....................           42
    7,500     National Express Group..................           42
    6,000     National Westminster Bank...............           60
    8,000     Prudential Corp.........................           52
   12,000     Rolls Royce.............................           35
    5,000     Shell Transport & Trading...............           66
    6,000     Standard Chartered Bank.................           51
    2,500     Unilever................................           51
   18,000     WPP Group...............................           46
    2,500     Zeneca Group............................           48
                                                              1,556
              Total Common Stocks
                (Cost $10,756)........................       12,138


Number of
 Warrants
              WARRANTS  (0.3%)
              Japan (0.3%)
                (Cost $51)
       30     Yodogawa Steel Works
                  Exp 12/10/97........................           44

Principal
  Amount
 (000's)
              CONVERTIBLE BONDS  (3.4%)
              Japan (1.9%)
     $100     Mitsubishi Bank
                  3.000% Due 11/30/02.................          116
      140     Mitsubishi Bank
                  3.500% Due 3/31/04..................          146
                                                                262

              Taiwan  (0.8%)
      100     Yang Ming Marine Line
                  2.000% Due 10/6/01..................          110

              Thailand (0.4%)
       70     Siam Sindhorn
                  2.000% Due 7/31/00 (B)..............           62


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                     INTERNATIONAL (continued)

              United Kingdom (0.3%)
      $12     British Airways
                  9.750% Due 6/15/05..................          $40
              Total Convertible Bonds
                (Cost $446)...........................          474

              U.S. TREASURY SECURITIES (8.3%)
                (Cost $1,182)
    1,200     U.S. Treasury Bill
                  5.450% Due 4/18/96..................        1,182

              EURODOLLAR DEPOSIT  (2.3%)
                (Cost $328)
      328     Sumitomo Bank Ltd.
                  5.750% Due 1/2/96...................          328
              Total Investments (99.8%)
                 (Cost $12,763).......................       14,166

              Other Assets in Excess of
                Liabilities (0.2%)....................           28

              Total Net Assets (100.0%)...............      $14,194


              Forward Currency Sale Contracts
              Outstanding at December 31,1995

 Proceeds                                                Unrealized
 (000's)                                                Appreciation
   $2,000     Japanese Yen
              (Current value of $1,911)..............            88

# Non-income producing security.
(B) SEC Rule 144A security. Such security has limited markets and is traded among "qualified institutional buyers".


                     INTERNATIONAL (continued)

              International Fund
              Industry Concentrations
% of Net                                                     Value
  Assets                                                    (000's)
     11.3%    Banks...................................       $1,611
      7.2%    Electronics.............................        1,022
      7.1%    Telecommunication.......................        1,002
      4.8%    Real Estate.............................          688
      4.7%    Utilities...............................          665
      4.1%    Automotive..............................          589
      4.0%    Food & Beverage.........................          564
      4.0%    Chemicals...............................          561
      3.6%    Capital Goods...........................          504
      3.2%    Machinery...............................          449
      3.1%    Retail..................................          438
      2.6%    Drugs...................................          367
      2.6%    Energy..................................          366
      2.1%    Construction............................          293
      2.0%    Conglomerates...........................          280
      1.9%    Media...................................          270
      1.7%    Insurance...............................          248
      1.7%    Financial Services......................          241
      1.6%    Shipping................................          230
      1.6%    Transportation..........................          225
      1.6%    Commerce................................          224
      1.6%    Holding Companies.......................          224
      1.4%    Business Services.......................          204
      1.3%    Metal & Metal Products..................          188
      1.2%    Leisure.................................          175
      1.2%    Natural Resources.......................          174
      1.2%    Forest Products & Paper.................          166
      0.7%    Electrical Engineering..................          106
      0.7%    Gaming..................................           93
      0.6%    Paper...................................           82
      0.6%    Aerospace...............................           82
      0.5%    Publishing..............................           75
      0.4%    Computer Software & Services.....                  63
      0.4%    Basic Industries........................           53
      0.2%    Office Equipment........................           33
      0.2%    Textiles................................           32
      0.2%    Consumer Non-Durables...................           29
      0.2%    Engineering.............................           28
      0.1%    Semiconductors & Related..........                 12
     89.2%    Total Stocks, Bonds & Warrants..........       12,656
     10.6%    Short Term Investments..................        1,510
     99.8%    Total Investments.......................       14,166
              Other Assets in Excess of
      0.2%      Liabilities ..........................           28
    100.0%    Total Net Assets........................      $14,194


                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       GOVERNMENT SECURITIES

              U.S GOVERNMENT SECURITIES
                AND AGENCIES (110.2%)
              U.S. Treasury Securities (42.3%)
              U.S. Treasury Notes (41.3%)
  $24,225   * 5.125% Due 11/30/98.....................      $24,146
    5,500     5.875% Due 3/31/99......................        5,598
    5,140     6.000% Due 8/31/97......................        5,203
    5,305     6.125% Due 5/15/98......................        5,411
   27,015     6.500% Due 4/30/99......................       28,003
    1,155     6.500% Due 8/15/05......................        1,230
    1,115     7.750% Due 1/31/00......................        1,211
                                                             70,802

              U.S. Treasury Strip (1.0%)
    6,675     Zero Coupon Due 5/15/17.................        1,783
              Total U.S. Treasury Securities
                 (Cost $71,799 )......................       72,585

              U.S. Government Agencies (67.9%)
              Mortgage Related (51.9%)
   14,324     Federal Home Loan Mortgage
                Corporation (FREDDIE MAC) (8.6%)
              8.000% Due 10/1/24......................       14,843

              Federal National Mortgage
                 Association (FNMA) (14.6%)
   14,920     6.500% Due 1/1/26 (C)...................       14,738
    7,165     7.000% Due 9/1/25-10/1/25...............        7,223
    3,010     7.000% Due 1/1/26 (C)...................        3,033
                                                             24,994

              Government National Mortgage
                Association (GNMA) (28.7%)
   26,231     7.500% Due 9/15/07-9/15/25..............       27,138
   17,145     8.000% Due 2/15/17-11/15/17.............       17,975
    3,923     8.500% Due 8/15/24-4/15/25..............        4,119
                                                             49,232
              Total Mortgage Related
                 Securities...........................       89,069

              Non-Mortgage Related (16.0%)
              Federal Home Loan Bank
    9,500     Discount Note Due 1/5/96................        9,492
   17,930     Discount Note Due 1/16/96...............       17,885
                                                             27,377
              Total U.S. Government Agencies
                 (Cost $114,466)......................      116,446

              Total Investments (110.2%)
                 (Cost $186,265)......................      189,031


                                                          Value
                                                         (000's)

         GOVERNMENT SECURITIES (continued)

              Liabilities in Excess of
                 Other Assets (-10.2%)..............       ($17,453)

              Total Net Assets (100.0%)...............     $171,578

* Collateral pledged in whole or in part for when issued securities.
(C)  Securities purchased on a when issed basis.

Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                          INTERMEDIATE MUNICIPAL BOND

              Alaska (0.8%)
     $100     Alaska State Housing
                  Financial Corporation
                  6.800% Due 12/1/99..................         $106

              California (5.2%)
      375     California Pollution Control
                  Financing Authority
                  9.125% Due 11/1/04..................          389

      250     Southern California Public Power
                  Authority Revenue Refunding
                  Power Project
                  6.500% Due 10/1/04..................          276

              District of Columbia (2.3%)
      300     District of Columbia
                General Obligation
                5.000% Due 6/1/01.....................          287

              Georgia (3.7%)
      400     Georgia State Series D
                  6.700% Due 8/1/10...................          466

              Illinois (11.3%)
      500     Chicago Illinois
                  General Obligation
                  MBIA Insured
                  5.000% Due 1/1/08...................          493

      240     Chicago Illinois
                  Water Revenue Refunding
                  AMBAC Insured
                  5.600% Due 11/1/04..................          254



                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                    INTERMEDIATE MUNICIPAL BOND (continued)
     $400     Illinois Health Facilities
                  Authority Revenue Series A
                  MBIA Insured
                  7.900% Due 8/15/03..................         $410

      275     Springfield Illinois Electric
                  Revenue Refunding Junior Lien
                  7.750% Due 3/1/06...................          282

              Indiana (3.9%)
      445     La Porte Indiana Economic
                  Development Revenue
                  Boise Cascade Corp. Project
                  Escrowed to Maturity
                  7.375% Due 6/1/01 ..................          496

              Iowa (0.8%)
      100     Iowa Student Loan
                  Liquidity
                  6.450% Due 3/1/02...................          108

              Kentucky (1.5%)
      190     Dayton Kentucky Elderly
                 Housing Speers Court
                 5.350% Due 9/1/05....................          194

              Louisiana (2.6%)
      300     Louisiana State Series A
                 General Obligation
                 MBIA Insured
                 6.200% Due 5/1/03....................          331

              Massachusetts (2.0%)
      250     Massachusetts Bay
                  Transportation Authority
                  General Transportation System
                  5.300% Due 3/1/05...................          259

              Michigan (2.2%)
      275     Michigan State Housing
                  Development Authority Series A
                  6.200% Due 7/1/97...................          276

              Minnesota (1.3%)
      160     Minnesota State Housing
                  Authority - Single Family
                  Mortgage Revenue
                  8.375% Due 2/1/15...................          168


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                    INTERMEDIATE MUNICIPAL BOND (continued)

              Missouri (2.7%)
     $300     Saint Louis County Missouri
                 Regional Convention Series B
                 Prerefunded
                 6.800% Due 8/15/04...................         $345

              Nebraska (1.2%)
      140     Nebraska Investment Finance
                  Authority Single Family
                  Mortgage 1991 Series C
                  6.500% Due 9/15/14..................          147

              Nevada (3.4%)
      400     Las Vegas Clark County Nevada
                  Library District Refunding
                  General Obligation
                  FGIC Insured
                  6.800% Due 8/1/05...................          438

              New Hampshire (1.2%)
      150     New Hampshire State
                  Housing Finance Authority
                  Single Family Mortgage
                  5.400% Due 7/1/04...................          155

              New Jersey (2.8%)
      345     Arlington Arms Financing Corp.
                  New Jersey Mortgage Revenue
                  Arlington Arms Apartments
                  10.250% Due 3/1/25..................          354

              New York (2.8%)
      300     Westchester County New York
                  General Obligation
                  6.600% Due 5/1/07...................          350

              North Carolina (4.7%)
      500     Surry County North Carolina
                   Industrial Facilities
                   9.250% Due 12/1/02.................          603

              Oklahoma (0.7%)
       80     Enid Oklahoma Hospital
                   Authority (St. Mary's Hospital)
                   Escrowed to Maturity
                   8.000% Due 7/1/98..................           84

              Pennsylvania (8.3%)
      500     Hempfield  Pennsylvania
                   School District Refunding
                   6.700% Due 10/15/99................          503


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                    INTERMEDIATE MUNICIPAL BOND (continued)

     $500     Pennsylvania State General
                  Obligation Second Series
                  6.000%  Due 7/1/07..................         $547

              South Carolina (4.3%)
      500     Piedmont Municipal Power Agency
                  FGIC Insured
                  6.125% Due 1/1/07...................          551

              Texas (21.2%)
      540     Dallas Fort Worth Airport
                  FGIC Insured
                  7.750% Due 11/1/01..................          630

      500     Deer Park Texas Independent
                  School District  School Building
                  6.375% Due 2/15/07..................          566

    1,000     Harris County Texas Flood District
                  General Obligation
                  Zero Coupon Due 10/1/06.............          520

      505     Lower Colorado River Authority
                  Prerefunded Revenue
                  6.250% Due 5/1/07...................          562

      400     Texas Municipal Power
                  Agency - MBIA Insured
                  5.500% Due 9/1/10...................          419

              Utah (4.1%)
      425     Salt Lake City Utah Water
                  Conservancy District Revenue
                  Refunding Series A
                  Escrowed to Maturity
                  10.875%  Due 10/1/02................          524

              Washington (2.6%)
      300     Washington State Motor Vehicle
                  Tax General Obligation
                  6.200% Due 3/1/08...................          332
              Total Investments (97.6%)
                  (Cost $12,201)......................       12,425

              Other Assets in Excess of
                 Liabilities (2.4%)..................           305

              Total Net Assets (100.0%)...............      $12,730


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                            GOVERNMENT MONEY MARKET

              U.S. Government Agency
                Obligations (95.1%)
              Federal Farm Credit Bank (72.4%)
   $3,000     Discount Note Due 1/3/96................       $2,999
    3,000     Discount Note Due 1/23/96...............        2,990
    6,000     Discount Note Due 2/1/96................        5,972
    3,000     Discount Note Due 2/2/96................        2,985
    5,000     Discount Note Due 2/5/96................        4,973
    3,000     Discount Note Due 2/8/96................        2,982
    6,000     Discount Note Due 2/13/96...............        5,960
    3,000     Discount Note Due 2/15/96...............        2,979
    3,000     Discount Note Due 2/16/96...............        2,979
    6,000     Discount Note Due 2/20/96...............        5,955
    3,000     Discount Note Due 2/29/96...............        2,973
    3,000     Discount Note Due 3/1/96................        2,973
   12,000     Discount Note Due 3/4/96................       11,888
    3,000     Discount Note Due 3/6/96................        2,971
    6,000     Discount Note Due 3/8/96................        5,940
    3,000     Discount Note Due 3/18/96...............        2,965
    3,000     Discount Note Due 3/19/96...............        2,966
    3,000     Discount Note Due 4/8/96................        2,955
    3,000     Discount Note Due 4/9/96................        2,955
    3,000     Discount Note Due 4/15/96...............        2,953
    3,000     Discount Note Due 4/17/96...............        2,952
    4,000     Discount Note Due 4/25/96...............        3,931
    3,000     Discount Note Due 5/2/96................        2,947
    3,000     Discount Note Due 6/5/96................        2,932
                 (Cost $95,075).......................       95,075

              Federal Home Loan Bank (22.7%)
    3,000     Discount Note Due 1/4/96................        2,999
    3,000     Discount Note Due 1/22/96...............        2,990
    6,000     Discount Note Due 2/7/96................        5,966
    3,000     Discount Note Due 2/21/96...............        2,977
    3,000     Discount Note Due 2/22/96...............        2,976
    3,000     Discount Note Due 2/27/96...............        2,974
    3,000     Discount Note Due 3/29/96...............        2,961
    3,000     Discount Note Due 4/8/96................        2,956
    3,000     Discount Note Due 4/22/96...............        2,949
                 (Cost $29,748).......................       29,748


              REPURCHASE AGREEMENT (5.2%)
    6,775     Nomura Securities 5.700%
                 Due 1/2/96 (Collateralized by
                 $6,922 US Treasury Notes
                 6.875% Due 3/31/00)
                 (Cost $6,775)........................        6,775


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995

                                                          Value
                                                         (000's)

                      GOVERNMENT MONEY MARKET (continued)

              Total Investments (100.3%)
                 (Cost $131,598)......................     $131,598

              Liabilities in Excess of
                 Other Assets (-0.3%).................         (388)

               Total Net Assets (100.0%)..............     $131,210

Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET

              Alabama (2.5%)
   $1,675     City of Russellville Alabama
                 Industrial Development Revenue
                 (Clark Pulley Industrial
                 Project Series S 1994)
                 5.200 % Due 2/1/09 (D)(E)............       $1,675

    1,400     Parrish Alabama Industrial
                 Development Board Pollution
                 Control Revenue (Alabama
                 Power Company Project)
                 5.900% Due 6/1/15 (D)(E).............        1,400

              California (0.6%)
      775     Western Placer California
                 Unified School District Tax &
                 Revenue Anticipation Notes
                 4.700% Due 9/5/96....................          777

              Colorado (0.8%)
    1,000     Broomfield Colorado Revenue
                  (Up with People Project 1992)
                  3.750% Due 7/15/98 (D)(E)...........        1,000

              Delaware (4.0%)
    4,850     Delaware Economic
                 Development Authority
                 Multifamily Housing Revenue
                 (School House Trust 1985)
                 5.500% Due 12/1/15 (D)(E)............        4,850

              District of Columbia (4.4%)
    5,400     District of Columbia Series B
                  6.000% Due 6/1/03 (D)(E)............        5,400


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

              Florida (3.8%)
   $1,125     Broward County Florida Housing
                 Finance Authority Multifamily
                 Housing Revenue
                 (Parkview Partnership)
                 5.250% Due 12/1/10 (D)(E)............       $1,125

    2,045     Orange County Florida
                 Industrial Development
                 Revenue Refunding
                 (Orlando-Hawaiian Motel)
                 4.100% Due 10/1/15 (D)(E)............        2,045

    1,500     Sarasota Florida Housing Finance
                 Agency Multifamily  Housing
                 Sarasota (Beneva Place
                 Association Series C)
                 5.125% Due 8/1/06 (D)(E).............        1,500

              Georgia (3.2%)
    1,400     Atlanta Georgia Urban Residential
                 Finance Authority Multifamily
                 Housing (Buckhead Rental)
                 5.500% Due 12/1/08 (D)(E)............        1,400

    2,000     Burke County Georgia
                 Development Authority
                 Pollution Control Revenue
                 (Georgia Power Co.)
                 6.000% Due 9/1/25 (D)(E).............        2,000

      500     Marietta Georgia Housing Authority
                 Multifamily Revenue
                 (Franklin Walk Apartments Project)
                 5.250% Due 1/15/09 (D)(E)............          500

              Illinois (7.7%)
    1,000     Chicago Illinois Park District
                 Tax Anticipation Warrants
                 5.000% Due 10/30/96 .................        1,008

      800     Illinois Development Finance
                 Authority Industrial Development
                 Refunding Bond (Dart Container)
                 5.100% Due 8/1/25 (D)(E).............          800

      950     Illinois Development Finance
                 Authority Multifamily Revenue
                 (Cobbler Square Project)
                 5.650% Due 10/1/05 (D)(E)............          950


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

     $800     Illinois State
                 Revenue Anticipation Certificates
                 4.500% Due 5/10/96...................         $801

    3,550     St. Clair County Illinois Industrial
                 Development Board (Winchester
                 Apartments Project Series 94)
                 5.500% Due 10/1/15 (D)(E)............        3,550

    2,300     Troy Grove Illinois Refunding
                 (Unimin Corp.)
                 5.015% Due 5/1/10 (D)(F).............        2,300

              Indiana (4.9%)
    1,750     Calumet Township
                 Lake County Indiana
                 G.O. Fund Notes Series 1995-A
                 5.000% due 7/15/96...................        1,757

      720     GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.400% Due 4/1/08 (B)(D)(F)..........          720

    1,000     Indianapolis Indiana
                 Economic Development
                 (Joint & Clutch Series 1984)
                 3.995% Due 12/1/14 (D)(F)............        1,000

      500     Lake County Indiana
                 Judgement Funding G.O.
                 4.000% Due 7/15/96...................          500

      995     Munster Indiana School Building
                 Corporation Bond
                 Anticipation Notes
                  5.500% Due 5/2/96...................          995

    1,000     Southwest Allen Indiana
                 Tax Anticipation Warrants
                 3.900% Due 4/15/96  .................        1,000

              Kansas (1.6%)
    2,000     Salina Kansas Central Mall
                 (Salina Central Mall Dillard)
                 5.375% Due 12/1/04 (D)(E)............        2,000

              Kentucky (4.0%)
    1,785     Boone County Kentucky
                 Economic Development Revenue
                 (Florence Park Care Center)
                 4.100% Due 6/1/15 (D)(E).............        1,785


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

     $825     Boone County Kentucky Industrial
                 Development Bond Revenue
                 (Jamike/Hemmer Project)
                 3.900% Due 2/1/06 (D)(E).............         $825

      275     Florence Kentucky Industrial
                 Building Revenue
                 (Florence Commercial Project)
                 4.100% Due 6/1/07 (D)(E).............          275

    1,905     Fort Thomas Kentucky
                 Industrial Buildings Revenue
                 (Carmel Manor Project)
                 4.100% Due 10/1/14 (D)(E)............        1,905

              Michigan (12.0%)
      990     Birmingham Michigan Economic
                 Development Corporation
                 (Brown Street Project 83)
                 5.375% Due 12/1/18 (D)(E)............          990

    2,100     Lansing Michigan Economic
                 Development Corporation
                 (Atrium Office)
                 3.850% Due 5/1/15 (D)(E).............        2,100

    1,055     Leelanau County Michigan
                 Economic Development Corp
                 Revenue (American Community
                 Mutual Insurance Co Project)
                 3.900%  Due 6/15/06 (D)(E)...........        1,055

      945     Livonia Michigan Economic
                 Development Corp (American
                 Community Mutual Insurance)
                 3.950% Due 11/15/04 (D)(E)...........          945

    2,000     Michigan State Job Development
                 Authority Revenue (Mazda
                 Motor Manufacturing Corp.)
                 5.250% Due 10/1/08 (D)(E)............        2,000

      200     Michigan State Job Development
                 Authority Revenue
                 (Kentwood Residence)
                 3.950% Due 11/1/14 (D)(E)............          200

      625     Michigan State Strategic Fund
                 Revenue Refunding
                 (Arcadia Creek Development)
                 4.000% Due 10/15/96 (D)(E)...........          625


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

     $420     Michigan State Strategic Fund
                 Revenue (Tawas Bay
                 Association Project)
                 3.900% Due 12/1/01 (D)(E)............         $420

      435     Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Refunding (Woodbridge
                 Commercial Properties)
                 4.000% Due 10/15/05 (D)(E)...........          435

    2,315     Oakland County Michigan Economic
                 Development Corporation
                 (Corners Shopping Center)
                 4.100% Due 8/1/15 (D)(E).............        2,315

    3,500     Plainwell Michigan Economic
                 Development Corporation
                 (Philip Morris Inc.)
                 5.500% Due 11/1/07 (D)(E)............        3,500

              Minnesota (1.9%)
      750     Bloomington Minnesota
                 Commercial Development Revenue
                 (Park Association Project)
                 5.420% Due 12/1/14 (D)(E)............          750

      500     Golden Valley Minnesota
                 Industrial Development Revenue
                 (Graco Inc Project)
                 5.250% Due 12/1/02 (D)(E)............          500

    1,020     International Falls Minnesota
                 Economic Development Revenue
                 (Developers Diversified
                 Limited Project)
                 4.580% Due 7/1/06 (D)(E).............        1,020

              Mississippi (1.2%)
    1,475     Desoto County Mississippi
                 Industrial Development
                 Revenue (American Soap
                 Company Project)
                 5.015% Due 12/1/08 (D)(E)............        1,475

              Nebraska (0.3%)
      390     Adams County Nebraska
                 Industrial Development Revenue
                 (Marshalltown Instruments)
                 3.900% Due 12/1/96 (D)(E)............          390


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

   $1,000     New Jersey (0.8%)
              New Jersey Economic
                 Development Authority
                 (Genlyte-Union County Proj.)
                 5.600% Due 10/15/09 (D)(E)...........       $1,000

              New York (3.6%)
    1,000     Cortland New York School District
                 Cortland-Tomkins Counties
                 4.125% Due 6/28/96...................        1,002

      100     New York City Revenue Anticipation
                 Notes Series A
                 4.500% Due 4/11/96...................          100

    1,000     New York City, New York
                 Revenue Anticipation Notes
                 4.750% Due 6/28/96...................        1,004

      300     New York Dormitory Authority
                 Revenue Nursing Homes
                 Issue A
                 3.850% Due 7/1/96 ...................          300

    1,015     New York State Job Development
                 Authority 1984 Ser C-1 to C-30
                 4.300% Due 3/1/99 (D)(E).............        1,015

      555     New York State Job Development
                 Authority 1984 Ser E-1 to E-55
                 4.300% Due 3/1/99 (D)(E).............          555

      360     New York State Job Development
                 Authority 1984 Ser F-1 to F-17
                 4.300% Due 3/1/99 (D)(E).............          360

              Ohio (18.1%)
    1,000     Breckville-Broadview Heights Ohio
                 City School District
                 Bond Anticipation Notes
                 5.710% Due 1/18/96...................        1,000

      975     Buckeye Ohio Tax Exempt
                 Mortgage Bond Trust Series C
                 4.150% Due 2/1/05 (D)(E).............          975

    1,000     Cincinnati & Hamilton County
                 Ohio Port Authority Revenue
                 Refunding (Tri State Building)
                 3.900% Due 9/1/99 (D)(E).............        1,000


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

     $700     Citizens Federal Tax-Exempt
                 Mortgage Bond Trust
                  4.350% Due 9/1/08 (D)(E)............         $700

      440     Clark County Ohio Hospital
                 Improvement Revenue Refunding
                 (Community Hospital Series B)
                  4.050% Due 4/1/11 (D)(E)............          440

      520     Clermont County Ohio Economic
                 Development Revenue
                 (John Q. Hammons Project)
                 3.850% Due 5/1/12 (D)(E).............          520

      245     Franklin County Ohio Industrial
                 Development Revenue
                 (GSW Building Association Ltd.)
                 3.800% Due 11/1/15 (D)(E)............          245

    1,665     Lakewood Ohio Hospital
                 Revenue (Hospital
                 Improvement Series 1983)
                  4.150% Due 11/1/10 (D)(E)...........        1,665

      515     McDonald Tax Exempt
                 Mortgage Trust #1
                 5.350% Due 1/15/09 (D)(E)............          515

      805     Montgomery County Ohio
                 Economic Development Authority
                 Revenue Refunding (ND Motels)
                 3.800% Due 12/15/04 (D)(E)...........          805

    1,080     Montgomery County Ohio
                 Economic Development Revenue
                 (Wayne Town Association)
                 3.850% Due 10/1/99 (D)(E)............        1,080

    2,125     Ohio Company Tax Exempt
                 Mortgage Trust Series 2
                 3.900% Due 6/15/03 (D)(E)............        2,125

      995     Riverside Ohio Economic
                 Development Revenue
                 (Riverside Association Project)
                 4.150% Due 9/1/12 (D)(E).............          995

      690     Riverside Ohio Economic
                 Development Revenue
                 (Wright Point Association)
                 4.150% Due 9/1/10 (D)(E).............          690


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

   $1,250     Ross County Ohio Hospital
                 Revenue (Medical Center Proj.)
                 5.150% Due 12/1/20 (D)(E)............       $1,250

    2,110     Stark County Ohio Health Care
                 Facilities (Canton Christian
                 Home PJ) Series 90
                  3.850% Due 9/1/15 (D)(E)............        2,110

      585     Stark County Ohio Health Care
                 Facilities (Canton Christian Home)
                 3.800% Due 9/15/16 (D)(E)............          585

      260     Stark County Ohio Industrial
                 Development Revenue
                 (Belpar Professional Building)
                 4.100% Due 10/1/04 (D)(E)............          260

    1,595     Stark County Ohio Industrial
                 Development Revenue
                 (Newmarket Parking Ltd.)
                 4.000% Due 11/1/14 (D)(E)............        1,595

    1,450     Trumbull County Ohio Correctional
                 Facilities Bond Anticipation Notes
                 4.830% Due 4/11/96...................        1,452

      710     Trumbull County Ohio Industrial
                 Development Revenue Refunding
                 (Howland Association Project)
                 5.200% Due 10/1/01 (D)(E)............          710

    1,360     Willoughby Hills Ohio Industrial
                 Development Revenue
                 (Renaissance Properties Project)
                 3.850% Due 12/15/14 (D)(E)...........        1,360

              Oklahoma (2.2%)
    1,000     Creek County Oklahoma Industrial
                 Development Authority
                 (Indiana Glass Project)
                 4.100% Due 12/1/05 (D)(E)............        1,000

      690     Muskogee Oklahoma Industrial
                 Development Revenue
                 (Warmack-Muscogee Limited)
                 5.350% Due 12/1/15 (D)(E)............          690

      950     Tulsa Oklahoma Industrial Development
                 Authority (St John Medical Center)
                 5.125% Due 9/1/03 (D)(E).............          950


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

              Oregon (0.4%)
     $415     Port of Portland Oregon Public Grain
                 Elevator Revenue
                 (Columbia Series A)
                 5.250% Due 12/1/14 (D)(E)............         $415

              Pennsylvania (4.1%)
      350     Bercks County Pennsylvania
                 Industrial Development Authority
                 (Rilsaw Project)
                 5.125% Due 12/1/04 (D)(E)............          350

      950     Chartiers Valley Pennsylvania
                 Industrial Development
                 Authority
                 (Parkay Center West Project)
                 5.500% Due 12/1/01(D)(E).............          950

    1,185     Commonwealth Tax-Exempt
                 Mortgage Bond Trust Series A
                 4.000% Due 11/1/05 (D)(E)............        1,185

    1,000     Delaware County Pennsylvania
                 Industrial Development Authority
                 Pollution Control Revenue
                 (B.P. Exploration & Oil)
                 6.000% Due 10/1/19 (D)(E)............        1,000

    1,500     Philadelphia Pennsylvania
                 Redevelopment Authority
                 Multifamily Housing Revenue
                 (Rivers Edge Project)
                 5.600% Due 12/1/09 (D)(E)............        1,500

              Rhode Island (3.2%)
    2,000     Cranston Rhode Island
                 General Obligation Sewer
                 Revenue Anticipation Notes
                 4.750% Due 7/5/96....................        2,005

    1,850     Narragansett Rhode Island Bay
                 Water Quality Management
                 District Revenue
                 5.000% Due 1/19/96...................        1,851

              Tennessee (4.2%)
    2,825     Franklin County Tennesse Health
                 & Educational Facilities Revenue
                 (University of the South Sewanee)
                 4.250% Due 9/1/10 (D)(E).............        2,825


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

   $1,280     GAF Tax-Exempt Bond Grantor
                 Trust Series A
                 4.400% Due 4/1/08 (B)(D)(E)..........       $1,280

    1,000     Jefferson County Tennessee
                 Industrial Development Board
                  (Ball Corp Project)
                 5.500% Due 4/1/98 (D)(E).............        1,000

              Texas (4.7%)
    1,800     Harris County Texas
                 Multifamily Housing Revenue
                 (Country Scape Development)
                 5.375% Due 4/1/07 (D)(E).............        1,800

    1,300     NCNB Pooled Tax Exempt Trust
                 Certificate of Participation
                 Series 1990-B
                 4.250% Due 11/15/20 (B)(D)(F)........        1,300

    2,650     Waxahachie Texas Industrial
                 Development Authority
                 (Dart Container Project
                 Series 1985)
                 3.825%  Due 4/1/06 (D)(F)............        2,650

              Utah (0.1%)
      125     Salt Lake City Utah Industrial
                 Development Revenue
                 (Parkview Plaza)
                5.290% Due 12/1/14 (D)(E).............          125

              Virginia (1.0%)
      160     Bristol Virginia  Development
                 Authority  Industrial Development
                 Revenue
                 (Bristol Health Care Center Inc)
                 4.250% Due 6/1/10 (D)(E).............          160

    1,000     Rockingham County Virginia
                 Industrial Development Authority
                 (Merck & Company Inc. Project)
                 5.500% Due 10/1/22 (D)(E)............        1,000

              West Virginia (0.8%)
      950     Keyser West Virginia Industrial
                 Development Revenue (Keyser
                 Associates Project)
                 5.250% Due 7/1/14 (D)(E).............          950


                       See notes to financial statements


WEISS, PECK & GREER MUTUAL FUNDS
Schedule of Investments at December 31, 1995


Principal
  Amount                                                  Value
 (000's)                      Security                   (000's)

                       TAX FREE MONEY MARKET (continued)

              Wisconsin (3.1%)
   $1,600     Marinette Wisconsin School
                 District Tax & Revenue
                 Anticipation Notes
                 4.180% Due 4/30/96...................       $1,601

    1,000     Ripon City Wisconsin Industrial
                 Development Revenue
                 (Speed Queen Project) Series B
                 5.100% Due 10/1/12 (D)(F)............        1,000

    1,200     West Bend City Wisconsin
                 School District Transportation
                 4.070% Due 8/26/96...................        1,200

              Wyoming (0.9%)
    1,085     Cheyenne County Wyoming
                 Economic Development
                 Revenue Bonds (Holiday Inn)
                 4.100% Due 10/1/10 (D)(E)............        1,085

              Total Investments (100.1%)
                 (Cost $121,848)..................          121,848

              Liabilities in Excess of
                 Other Assets (-0.1%).................          (94)

              Total Net Assets (100.0%)...............     $121,754

(B) SEC Rule 144A Security. Such security has limited markets and is traded among "qualified institutional buyers".
(D) Interest rate subject to change varying from 1 to 180 days. Principal payable on demand at periodic intervals at the Fund's option.
(E) Coupon fluctuates with remarket rate.
(F) Coupon fluctuates with Prime Rate (Prime is the rate on corporate loans posted by at least 75% of the nation's 30 largest banks).



                       See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
Statement of Assets and Liabilities at December 31, 1995
 $ in Thousands                                                  Tudor           Income    Growth       Equity    International
     Assets
Investments at value(#).....................................   $166,434      $68,930      $62,273     $133,605      $14,166
Collateral on securities loaned - (Note 4)...................     10,000            0        9,076            0            0
Cash and cash equivalents....................................          1            1            1          272           92
Receivable for securities sold...............................      2,993          465          510            0           86
Receivable for Fund shares sold..............................      2,546           62            0           11            0
Dividends and interest receivable............................         53          287            8          195           24
Prepaid expenses.............................................          8            5            4            8            1
Deferred organizational expense(@)..........................          0            0            0           41            0
Unrealized appreciation on forward currency contracts........          0            0            0            0           88
Receivable for variation margin..............................          0            0            0           11            0
Other assets.................................................          3            0            2            0            0
                                                                 182,038       69,750       71,874      134,143       14,457

Liabilities
Covered options written at market(a)........................        205            0            0            0            0
Distributions payable........................................      2,050          630           64          411          126
Payable to custodian bank....................................          0            0            0            0            0
Payable upon return of securities loaned - (Note 4)..........     10,000            0        9,076            0            0
Payable for investment securities purchased..................      1,295        1,581        1,928          245           61
Payable for Fund shares redeemed.............................      2,681           40          234          109            0
Accrued investment advisory fee payable - (Note 5)...........        124           43           38           84           18
Accrued adminstration fee payable - (Note 5).................         10            5            1            2            0
Accrued expenses.............................................        139           94           80           91           58
                                                                  16,504        2,393       11,421          942          263
     Net Assets..............................................    165,534       67,357       60,453      133,201       14,194

Net Assets Represented by:
Shares of beneficial interest, at par........................      2,405        2,589            1           19           13
Paid-in surplus..............................................    116,791       49,214       48,790      111,167       12,519
Accumulated undistributed net investment income/
    (Distributions in excess of net investment income).......        597          204          183           82           16
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies).........................       (667)          50          322          (18)         155
Net unrealized appreciation on investments,
    futures, options and currencies..........................     46,408       15,300       11,157       21,951        1,491
Net Assets applied to outstanding shares.....................    165,534       67,357       60,453      133,201       14,194

Capital shares (Authorized shares unlimited)
Outstanding..................................................      7,214        2,589          483       19,456        1,289
Par Value....................................................  $ .33 1/3      $1.00       $0.001       $0.001        $0.01
Net asset value per share....................................     $22.95       $26.02      $125.17        $6.85       $11.01
(#) Investments at cost......................................    120,048       53,630       51,116      111,573       12,763
Unrealized Appreciation/(Depreciation): *
    Gross appreciation.......................................     52,667       16,156       15,068       24,020        1,846
    Gross depreciation.......................................     (6,259)        (856)      (3,911)      (2,069)        (355)
Net unrealized appreciation..................................     46,408       15,300       11,157       21,951        1,491

* Based on cost of securities for Federal Income tax purposes.
(@) Accumulated amortization of organizational expenses: Quantitative
    Equity $56, Intermediate Municipal Bond $40.
(a) Premiums received: Tudor $227.

WEISS, PECK & GREER MUTUAL FUNDS
Statement of Assets and Liabilities at December 31, 1995
                                                                              Intermediate
                                                                Government    Municipal    Government    Tax Free
 $ in Thousands                                                 Securities    Bond         Money Market  Money Market
     Assets
Investments at value(#).....................................   $189,031      $12,425      $131,598      $121,598
Collateral on securities loaned - (Note 4)...................          0            0             0             0
Cash and cash equivalents....................................         39           88             1             0
Receivable for securities sold...............................          0            0             0             0
Receivable for Fund shares sold..............................          3            0             0             0
Dividends and interest receivable............................      1,158          222             3         1,099
Prepaid expenses.............................................          8            1             6             5
Deferred organizational expense(@)..........................          0           37             0             0
Unrealized appreciation on forward currency contracts........          0            0             0             0
Receivable for variation margin..............................          0            0             0             0
Other assets.................................................          4            0             0             0
                                                                 190,243       12,773       131,608       122,952

Liabilities
Covered options written at market(a)........................          0            0             0             0
Distributions payable........................................        315           10           240           181
Payable to custodian bank....................................          0            0             0            14
Payable upon return of securities loaned - (Note 4)..........          0            0             0             0
Payable for investment securities purchased..................     17,791            0             0           850
Payable for Fund shares redeemed.............................        353            0             0             0
Accrued investment advisory fee payable - (Note 5)...........         87            0            57            51
Accrued adminstration fee payable - (Note 5).................          3            0             7             3
Accrued expenses.............................................        116           33            94            99
                                                                  18,665           43           398         1,198
     Net Assets..............................................    171,578       12,730       131,210       121,754

Net Assets Represented by:
Shares of beneficial interest, at par........................         18            1           131           122
Paid-in surplus..............................................    209,274       12,623       131,363       121,644
Accumulated undistributed net investment income/
    (Distributions in excess of net investment income).......          4           28             0             0
Undistributed realized gains on investments,
    futures, options and currencies/(Distributions
    in excess of realized gains on investments,
    futures, options and currencies).........................    (40,484)        (146)         (284)          (12)
Net unrealized appreciation on investments,
    futures, options and currencies..........................      2,766          224             0             0
Net Assets applied to outstanding shares.....................    171,578       12,730       131,210       121,754

Capital shares (Authorized shares unlimited)
Outstanding..................................................     18,283        1,248       131,494       121,766
Par Value....................................................     $0.001       $0.001        $0.001        $0.001
Net asset value per share....................................      $9.38       $10.20         $1.00         $1.00
(#) Investments at cost......................................    186,265       12,201       131,598       121,848
Unrealized Appreciation/(Depreciation): *
    Gross appreciation.......................................      2,769          240             0             0
    Gross depreciation.......................................         (3)         (16)            0             0
Net unrealized appreciation..................................      2,766          224             0             0

* Based on cost of securities for Federal Income tax purposes.
(@) Accumulated amortization of organizational expenses: Quantitative
    Equity $56, Intermediate Municipal Bond $40.
(a) Premiums received: Tudor $227.


See Notes to Financial Statements

WEISS, PECK & GREER MUTUAL FUNDS
Statement of Operations for the Year Ended December 31, 1995

                                                                      Growth and                Quantitative
                                                         Tudor        Income       Growth       Equity        International
    $ in Thousands
Investment Income:
Dividends...........................................       $649       $1,686         $225       $2,888         $251
Interest............................................        139          423          146          176           53
Income from securities loaned - Note 4..............         15            0           16            0            0
Class action litigation settlement..................        465           66          180            0            0
Other...............................................          0            0            3            0            4
                                                          1,268        2,175          570        3,064          308

Expenses:
Investment advisory fee - Note 5....................      1,361          491          494          766           74
Transfer agent fees and expenses....................        216           77           25           36           36
Custodian fees and expenses.........................        114           52           57           74           61
Professional fees...................................         83           52           54           56           35
Administration fees - Note 5........................        106           59           13           21            0
Shareholders' reports...............................         29           15            7            9            6
Registration fees...................................         23           24           24           12           19
Trustees' fees and expenses.........................         22           24           20           24           20
Amortization of organization costs..................          0            0            0           18            0
Amortization of prepaid expenses....................         18            5           12            6            2
Distribution fees - Note 6..........................          0            0            0            0            0
Miscellaneous.......................................          2            2            1            0            2
                                                          1,974          801          707        1,022          255
Less reimbursement by adviser.......................          0            0            0            0            0
Less expenses paid indirectly - Note 7..............         (1)          (2)          (2)          (1)          (3)
                                                          1,973          799          705        1,021          252
Net Investment Income/(Loss)........................       (705)       1,376         (135)       2,043           56

Realized and Unrealized Gain/(Loss) on Investments,
   Futures, Options and Currencies:
Net realized gain/(loss) on investments,
   futures and options..............................     23,236        4,324        7,642        5,546        1,188
Net realized gain/(loss) on currencies..............        214            0           (7)           0          144
Change in unrealized appreciation/(depreciation)
   on investments, futures and options..............     29,744       12,858       13,923       20,960         (112)
Change in unrealized appreciation/(depreciation)
on currencies.......................................        (97)           0            3            0           80
Net Gain/(Loss) on Investments, Futures, Options
   and Currencies...................................     53,097       17,182       21,561       26,506        1,300

Net Increase in Net Assets Resulting from Operations     52,392       18,558       21,426       28,549        1,356


WEISS, PECK & GREER MUTUAL FUNDS
Statement of Operations for the Year Ended December 31, 1995
                                                                       Intermediate   Government   Tax Free
                                                         Government    Municipal      Money        Money
                                                         Securities    Bond           Market       Market
    $ in Thousands
Investment Income:
Dividends...........................................         $0           $0             $0           $0
Interest............................................     13,623          724          8,851        5,365
Income from securities loaned - Note 4..............          0            0              0            0
Class action litigation settlement..................          0            0              0            0
Other...............................................         45            0              0            0
                                                         13,668          724          8,851        5,365

Expenses:
Investment advisory fee - Note 5....................      1,117            0            755          620
Transfer agent fees and expenses....................         61           32            148           74
Custodian fees and expenses.........................        132           24             99           83
Professional fees...................................         83           19             59           59
Administration fees - Note 5........................         56            0             90           37
Shareholders' reports...............................         13            7             14           11
Registration fees...................................         19           15             26           12
Trustees' fees and expenses.........................         25           19             24           24
Amortization of organization costs..................          0           15              0            0
Amortization of prepaid expenses....................         24            3             16           17
Distribution fees - Note 6..........................          4            0              0            0
Miscellaneous.......................................          4            1              1            2
                                                          1,538          135          1,232          939
Less reimbursement by adviser.......................          0          (17)             0            0
Less expenses paid indirectly - Note 7..............        (12)           0              0           (1)
                                                          1,526          118          1,232          938
Net Investment Income/(Loss)........................     12,142          606          7,619        4,427

Realized and Unrealized Gain/(Loss) on Investments,
   Futures, Options and Currencies:
Net realized gain/(loss) on investments,
   futures and options..............................     (4,897)          (3)            26           (1)
Net realized gain/(loss) on currencies..............          0            0              0            0
Change in unrealized appreciation/(depreciation)
   on investments, futures and options..............     16,119          977              0            0
Change in unrealized appreciation/(depreciation)
on currencies.......................................          0            0              0            0
Net Gain/(Loss) on Investments, Futures, Options
   and Currencies...................................     11,222          974             26           (1)

Net Increase in Net Assets Resulting from Operations     23,364        1,580          7,645        4,426


See Notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
Statements of Changes in Net Assets for the Years Ended December 1995 and 1994

                                                                 Growth and                               Quantitative
                                             Tudor                 Income              Growth                Equity
    $ in Thousands                       1995      1994       1995      1994       1995      1994       1995      1994
Operations:
Net investment income/(loss)..........     ($705) ($1,140)   $1,376    $1,546      ($135)    ($457)    $2,043    $1,417
Net realized gain/(loss) on
  investments, futures,
  options, and currencies.............    23,450    14,918     4,324      469      7,635     1,131      5,546       621
Change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies..............   29,647   (36,484)   12,858   (5,487)    13,926   (27,850)    20,960    (1,416)
Net Increase/(Decrease)
   in Net Assets Resulting
   from Operations.....................   52,392   (22,706)   18,558   (3,472)    21,426   (27,176)    28,549       622

Distributions to Shareholders:
   From net investment income..........        0         0    (1,383)  (1,721)         0         0     (2,128)   (1,395)
   From capital gains..................  (27,660)  (12,983)   (4,290)    (257)    (3,175)   (6,504)    (5,506)     (677)
Net Decrease Due to
   Distributions.......................  (27,660)  (12,983)   (5,673)  (1,978)    (3,175)   (6,504)    (7,634)   (2,072)

Transactions in Shares of
   Beneficial Interest:
Received on issuance:
   Shares sold.........................   66,514    42,814     5,973   15,955     43,426    65,178     52,783    31,939
   Distributions reinvested............   24,708    12,084     4,870    1,702      3,104     6,504      7,211     1,909
   Shares redeemed.....................  (94,627) (117,069)  (17,416) (13,876)   (92,270) (119,362)   (21,192)   (5,835)
Net Increase/(Decrease) from
     Capital Share Transactions........   (3,405)  (62,171)   (6,573)   3,781    (45,740)  (47,680)    38,802    28,013

Affiliated Capital Contribution                0         0         0        0          0         0          0         0

Total Increase/(Decrease)
   in Net Assets.......................   21,327   (97,860)    6,312   (1,669)   (27,489)  (81,360)    59,717    26,563

Net Assets:
Beginning of year......................  144,207   242,067    61,045   62,714     87,942   169,302     73,484    46,921
End of year # .........................  165,534   144,207    67,357   61,045     60,453    87,942    133,201    73,484

# Includes undistributed net invest-
     ment income/(distributions in
     excess of net investment
     income)...........................      597       (88)      204      139        183       (27)        82        43

Transactions in shares of the funds (in thousands):
     Sold..............................    2,981     1,903       246      705        382       595      8,282     5,799
     Reinvestment of distributions.....    1,050       618       188       78         25        66      1,011       350
     Redeemed..........................   (4,274)   (5,410)     (703)    (612)      (855)   (1,182)    (3,354)   (1,043)
Net increase/(decrease)................     (243)   (2,889)     (269)     171       (448)     (521)     5,939     5,106


See Notes to Financial Statements


WEISS, PECK & GREER MUTUAL FUNDS
Statements of Changes in Net Assets for the Years Ended December 1995 and 1994

                                                                           Intermediate
                                                         Government         Municipal         Government            Tax Free
                                     International       Securities           Bond           Money Market         Money Market

    $ in Thousands                    1995    1994     1995     1994       1995    1994     1995      1994       1995      1994
Operations:
Net investment income/(loss)........     $56      $21  $12,142   $21,607     $606    $624     $7,619    $6,352     $4,427    $4,027
Net realized gain/(loss) on
  investments, futures,
  options, and currencies...........   1,332      873   (4,897)  (36,946)      (3)   (143)        26    (2,048)        (1)        0
Change in unrealized
   appreciation/(depreciation)
   on investments, futures,
   options and currencies............    (32) (2,013)   16,119   (14,527)     977    (883)         0         0          0         0
Net Increase/(Decrease)
   in Net Assets Resulting
   from Operations...................  1,356  (1,119)   23,364   (29,866)   1,580    (402)     7,645     4,304      4,426     4,027

Distributions to Shareholders:
   From net investment income........   (179)      0   (11,999)  (20,407)    (606)   (624)    (7,619)   (6,352)    (4,427)   (4,027)
   From capital gains................ (1,150)    (77)        0      (480)       0       0          0         0          0         0
Net Decrease Due to
   Distributions..................... (1,329)    (77)  (11,999)  (20,887)    (606)   (624)    (7,619)   (6,352)    (4,427)   (4,027)

Transactions in Shares of
   Beneficial Interest:
Received on issuance:
   Shares sold.......................  1,002   5,439    11,551    61,520    4,206  10,679    759,357   886,793    856,653   683,137
   Distributions reinvested..........  1,191      71     8,145    17,840      505     557      7,031     6,095      4,057     3,778
   Shares redeemed................... (5,128) (3,208)  (75,847) (147,147)  (6,960) (8,539)  (823,401) (845,306)  (891,456) (671,293)
Net Increase/(Decrease) from
     Capital Share Transactions...... (2,935)  2,302   (56,151)  (67,787)  (2,249)  2,697    (57,013)   47,582    (30,746)   15,612

Affiliated Capital Contribution            0       0         0         0        0       0          0     1,737          0         0

Total Increase/(Decrease)
   in Net Assets..................... (2,908)  1,106   (44,786) (118,540)  (1,275)  1,671    (56,987)   47,271    (30,747)   15,612

Net Assets:
Beginning of year..................   17,102  15,996   216,364   334,904   14,005  12,334    188,197   140,926    152,501   136,889
End of year # ......................  14,194  17,102   171,578   216,364   12,730  14,005    131,210   188,197    121,754   152,501

# Includes undistributed net invest-
     ment income/(distributions in
     excess of net investment
     income)........................      16     (29)        4        56       28       0          0         0          0         0

Transactions in shares of the funds (in thousands):
     Sold............................     87     472     1,387     6,272      430   1,080    759,357   886,793    856,653   683,128
     Reinvestment of distributions...    107       6       763     1,890       47      57      7,031     6,095      4,057     3,777
     Redeemed........................   (470)   (279)   (8,359)  (15,980)    (702)   (880)  (823,401) (845,306)  (891,456) (671,293)
Net increase/(decrease)..............   (276)    199    (6,209)   (7,818)    (225)    257    (57,013)   47,582    (30,746)   15,612

See Notes to Financial Statements

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements

1. Organization-Organization and Summary of Significant Accounting Policies Organization
The following are open-end management companies registered under the Investment Company Act of 1940 (the "Act") as follows:
     WPG Tudor Fund ("Tudor")
     WPG Growth and Income Fund ("Growth and Income")
     WPG Growth Fund ("Growth")
     Weiss, Peck & Greer Funds Trust ("WPG Funds Trust")
          WPG Quantitative Equity Fund ("Quantitative Equity")
          WPG Government Securities Fund ("Government Securities")
          WPG Intermediate Municipal Bond Fund ("Intermediate Municipal Bond") WPG Government Money Market Fund ("Government Money Market")
          WPG Tax Free Money Market Fund ("Tax Free Money Market")
     Weiss, Peck & Greer International Fund ("International")

Each fund is diversified except for Tudor, Growth and Quantitative Equity which are all non-diversified funds.

Government Money Market and Tax Free Money Market are money market funds that seek to maintain continuous net asset values of $1.00. The following is a summary of significant accounting policies and other information.

Portfolio Valuation
Common Stock-Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

Bonds-Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Funds' portfolios are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices, exchange or over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

Money Market Securities-Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Funds' investments.

Foreign Securities-Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day the net asset value calculation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

Other Securities-Other securities and assets for which market quotations are not readily available are valued at their fair values as determined, in good faith, by the Funds' Valuation Committee as authorized by the Funds' Board of Trustees.

Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts on fixed income securities are accreted to interest income over the life of the security or until an aplicable call date if sooner, with a corresponding increase in cost basis; premiums are amortized on municipal securities only, with a corresponding decrease in cost basis.

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements  (continued)

Federal Income Taxes
Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. As of December 31, 1995, the following funds had capital loss carryforwards:


   (in $ thousands)
                                     Year of Expiration
   Fund                          2001        2002      2003
   Government Securities          --         20,373    20,105
   Municipal Bond                 --            139         7
   Government Money Market        --          2,022         0
   Tax Free Money Market          10              0         1


Distribution to Shareholders
Dividends from Net Investment Income-Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually when available for Tudor, Growth, Quantitative Equity and International and quarterly for Growth and Income. Dividends from net investment income are declared daily and paid monthly for Government Securities, Municipal Bond, Government Money Market and Tax Free Money Market.

Distributions from Capital Gains-Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as mortgage backed securities, net operating losses, deferral of wash sales losses, options and futures, and post October losses.

Deferred Cost
Organizational and initial offering expenses paid by Quantitative Equity, International and Intermediate Municipal Bond are amortized on a straight-line basis over a sixty-month period.

Repurchase Agreements(Tudor, Growth, Government Securities, Government Money Market)
It is each Fund's policy to take possession of securities or other assets purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day to ensure that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

Futures(Quantitative Equity, International, Government Securities)
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements - (continued)

Options Writing (Tudor, Growth, International, Government Securities)
When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium and the mount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call is exercised, the premium is added to the proceeds from the sale of the underlying securities or currencies in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the selling or buying of a security or currency at a price different from the current market value. The Fund only enters into options which are traded on exchanges except for Tudor and Growth which can enter into non-exchange options with counterparties as authorized by the Board of Trustees.

Financial Risks
Futures and Options (Tudor, Growth, Quantitative Equity, International, Government Securities)
A Fund may write covered options or futures contracts to protect against adverse movements in the price of securities in the investment portfolio. Certain risks are associated with the use of written options and futures. The predominant risk is that the movement in price of the instrument underlying the option or future may not correlate perfectly with the movement of the price of the asset being hedged.

Foreign Securities (Tudor, Growth and Income, Growth, International)
Certain risks result from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

Forward Currency Contracts (Tudor, Growth and Income, Growth, International)
A Fund may enter into forward contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollars. Upon entering into such a contract, the Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract.

Foreign Currency Transactions (Tudor, Growth and Income, Growth, International) The books and records of each Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets or liabilities, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates prevailing on the close of trading on the primary foreign market. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in the exchange rate.

Use of Estimates
Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2-Securities Transactions

During the year ended December 31, 1995, sales proceeds, cost of securities sold and purchases, (other than short term investments and options written), total commissions and commissions received by Weiss, Peck & Greer ("WPG") or Lloyds Investment Management International Limited ("Lloyds") on such transactions were as follows:

                       Proceeds        Cost of      Cost of                     Commissions
                       of Securities   Securities   Securities    Total         Received by
                       Sold            Sold         Purchased     Commissions   WPG or Lloyds
                      (000's)         (000's)      (000's)       (000's)       (000's)
Tudor                  $219,612        $193,991     $185,088        400          $152
Growth and Income        60,597          56,274       50,735        123            85
Growth                  112,970         105,471       76,290        193           125
Quantitative Equity      25,713          20,718       51,022         55            55
International            10,580           9,351        7,543         69             0
Government Securities   754,676         757,966      668,992         13             0
Intermediate Municipal
   Bond                   8,528           8,531        6,866          0             0




Options Writing Activity

                                             TUDOR
    ($ in thousands)                 Number
                                     of              Premiums
                                     Contracts       Received
    Covered Call
       Options Written
    Contracts Outstanding
       At December 31, 1994                 275        $63
    Contracts Written                     4,162      2,617
                                          4,437      2,680

    Contracts Terminated
       Expired                              520        268
       Exercised                          3,081      2,089
       Closed                               375         96
    Total Contracts terminated            3,976      2,453
    Contracts Outstanding at
       December 31, 1995                    461       $227

    Cost of Total Contracts Terminated              $2,969
    Realized (Loss) on Contracts                      (516)
    Aggregate value of collateral                   $3,595


3-Investments in Restricted Securities

Certain of the Funds may from time to time purchase restricted securities. The following are restricted securities and would require registration under the Securities Act of 1933 before they could be offered for public sale in the U.S. Each security is valued under a method approved by the Board of Trustees as reflecting fair value.

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements - (continued)

                             Cost      Value Per Unit                   Total Market    Percentage of
                             Per       at Acquisition   Value Per Unit  Value 12/31/95  Net Assets at
Fund       Security          Unit      Date             at 12/31/95     (000's)         12/31/95
Tudor   Advanced Promotion
         Technologies        $100.00   $73.76           $12.81            $66             0.04%
Tudor   Cambridge
        Neuroscience            6.75     6.57             8.55            596             0.36%
Tudor   Cantab                  8.00     6.39             4.16            390             0.24%
Tudor   Matrix
           Pharmeceutical      12.00     10.52           17.81          1,541             0.93%
Tudor   Ribi ImmunoChem
           Research Inc.        8.25      7.54            5.76            349             0.21%
Tudor   Seragen                24.00     20.80           15.68            392             0.24%
Growth  Ribi ImmunoChem
          Research Inc.         8.25      7.54            5.76            349             0.58%



4-Securities Lending(Tudor, Growth)

At December 31, 1995, securities valued at $9,848,163 were on loan to brokers by Tudor Fund and $8,680,305 by Growth Fund. For collateral the Tudor Fund received a letter of credit in an amount equal to $10,000,000 of the loan and the Growth Fund received U.S. Government Securities in the amount of $9,075,660 as collateral. The Funds have chosen to report custodian expenses associated with securities lending activities as an offset to income from securities loaned. The amounts of these expenses were $2,795 in the Tudor Fund and $5,600 in the Growth Fund.


5-Investment Ad-Investment Advisory Fee and Other Transactions with Affiliates

The investment advisory fee is earned by WPG. The advisory fees of each Fund as follows, and are paid monthly except for the International Fund which is paid quarterly:


   Tudor                    .90% of net assets up to $300 million
                            .80% of net assets $300 million to $500 million .75% of net assets in excess of $500 million

   Growth and Income        .75% of net assets

   Growth                   .75% of net assets

   Quantitative Equity      .75% of net assets

   International            .50% while net assets under $15 million
                            .85% while net assets $15 million to $20 million
                           1.00% while net assets in excess of $20 million

   Government Securities    .60% of net assets up to $300 million
                            .55% of net assets $300 million to $500 million
                            .50% of net assets in excess of $500 million

   Intermediate Municipal   .00% while net assets under $17 million
                            .50% while net assets in excess of $17 million

   Government Money Market  .50% of net assets up to $500 million
               &            .45% of net assets $500 million to $1 billion
   Tax Free Money Market    .40% of net assets $1 billion to $1.5 billion
                            .35% of net assets in excess of $1.5 billion

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements - (continued)

WPG, pursuant to authority granted under its Investment Advisory Agreement with the International Fund, has selected Lloyds as sub-adviser to the Fund. Pursuant to a sub-advisory agreement with the Fund and WPG, Lloyds has overall responsibility for the management of the International Fund's assets invested in non-US securities. Lloyds Investment Managers Limited, the parent of Lloyds, is a non-managing member of WPG.

WPG has agreed to limit each Fund's total operating expenses, excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses to the limits set forth by state administrators in those states in which the Fund's shares are sold. Currently, the most restrictive limit is 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million and 1.50% of average net assets over $100 million. Each Fund will reduce its advisory fee (but not below $0) when the total operating expenses exceed these limits.

Each Fund has entered into an Administration Agreement with WPG whereby WPG earns the following fees based upon a percentage of average daily net assets:
Tudor .07%, Growth and Income .09%, Growth .02%, Quantitative Equity .02%, International .06% while assets exceed $25 million, Government Securities .03%, Municipal Bond .12% while assets exceed $50 million, Government Money Market
 .06%, Tax Free Money Market .03%.

6 - Distribution Plan (Government Securities)

The Trust has adopted a plan of Distribution (the "Plan") under Section 12 (b) of the 1940 Act and Rule 12b-1 thereunder. The Fund may pay up to 0.25% of its average daily net assets under any one agreement but is limited to an aggregate of 0.05% of its average annual net assets for activities primarily intended to result in the sale of its shares.

For the year ended December 31, 1995, expenses incurred under the Plan were $4,676.

Under the terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the Plan.

7 - Custodian Fees

As of May 1, 1995 each fund entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period May 1, 1995 through December 31, 1995, the funds' custodian fee and related offset were as follows:

                                        Custody       Offset
                                        Fee           Credit
     Tudor                              $113,845      $1,627
     Growth and Income                    51,625       1,635
     Growth                               57,400       1,511
     Quantitative Equity                  74,280       1,201
     International                        60,836       2,510
     Government Securities               131,782      11,910
     Intermediate Municipal Bond          23,968         265
     Government Money Market              99,494         247
     Tax Free Money Market                82,817         754



The funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

WEISS, PECK & GREER MUTUAL FUNDS
Notes to Financial Statements - (continued)


8 - Reclassification of Capital Accounts

In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", the Funds reclassified certain amounts during the year ended 1995 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in surplus. Net Investment Income, net realized gains, and net assets were not affected by this change. The amounts reclassified are as follows:

                                        Undistributed    Undistributed    Additional
                                        Net Investment   Net Realized     Paid-In
                                        Income           Gains            Surplus
                                        (000's)          (000's)          (000's)
     Tudor                              $1,388           $948             ($2,336)
     Growth and Income                      72              0                 (72)
     Growth                                345           (419)                 74
     Quantitative Equity                   122            (85)                (37)
     International                         168            (95)                (73)
     Government Securities                (195)           173                  22
     Intermediate Municipal Bond            28             (2)                (26)


WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights                                    (for the years ended December 31, except as indicated in the footnotes.)

                               $ per share

                             Net         Total
                             Realized    Income
         Net        Net      and         From     Dividends   Distri-                                Net                 Net
         Asset      Invest-  Unrealized  invest-  From        butions  Tax                           Asset               Assets at
         Value at   ment     Gains or    ment     Net         From     Return   Total    Contri-     Value at            End of
         Beginning  Income   (Losses)on  Opera-   Investment  Capital  of       Distri-  butions to  End of    Total     Period
         of Period  (Loss)   Securities  tions    Income      Gains    Capital  butions  Capital     Period    Return    ($000's)
Tudor
1995     19.34      (0.10)    8.03        7.93     0.00        (4.32)  0.00      (4.32)  0.00         22.95     41.18%   165,534
1994     23.40      (0.13)   (2.14)      (2.27)    0.00        (1.79)  0.00      (1.79)  0.00         19.34     (9.81%)  144,207
1993     24.85      (0.22)    3.51        3.29     0.00        (4.74)  0.00      (4.74)  0.00         23.40     13.38%   242,067
1992     24.76      (0.16)    1.40        1.24     0.00        (1.15)  0.00      (1.15)  0.00         24.85      5.13%   273,394
1991     17.85      (0.02)    8.14        8.12    (0.23)       (0.98)  0.00      (1.21)  0.00         24.76     45.84%   263,703

Growth and Income Fund
1995     21.36       0.51     6.44        6.95    (0.53)       (1.76)  0.00      (2.29)  0.00         26.02     32.73%    67,357
1994     23.34       0.56    (1.83)      (1.27)   (0.62)       (0.09)  0.00      (0.71)  0.00         21.36     (5.47%)   61,045
1993     23.89       0.56     1.71        2.27    (0.89)       (1.93)  0.00      (2.82)  0.00         23.34      9.53%    62,714
1992     24.07       0.45     2.82        3.27    (0.43)       (3.02)  0.00      (3.45)  0.00         23.89     13.80%    49,304
1991     18.53       0.29     7.23        7.52    (0.31)       (1.67)  0.00      (1.98)  0.00         24.07     40.72%    41,538

Growth
1995     94.45      (0.22)   37.70       37.48     0.00        (6.76)  0.00      (6.76)  0.00        125.17     39.72%    60,453
1994    116.62      (0.29)  (15.96)     (16.25)    0.00        (5.92)  0.00      (5.92)  0.00         94.45    (14.03%)   87,942
1993    126.68      (0.78)   19.42       18.64     0.00       (28.70)  0.00     (28.70)  0.00        116.62     14.87%   169,302
1992    132.06      (0.47)    8.24        7.77    (0.02)      (13.13)  0.00     (13.15)  0.00        126.68      6.27%   208,384
1991     95.28       0.00    54.03       54.03     0.00       (17.25)  0.00     (17.25)  0.00        132.06     56.80%   160,586

Quantitative Equity Fund
1995      5.44       0.13     1.70        1.83    (0.12)       (0.30)  0.00      (0.42)  0.00          6.85     33.37%   133,201
1994      5.58       0.13    (0.11)       0.02    (0.11)       (0.05)  0.00      (0.16)  0.00          5.44      0.34%    73,484
1993      5.00       0.08     0.62        0.70    (0.08)       (0.04)  0.00      (0.12)  0.00          5.58     13.90%    46,921

International
1995     10.93       0.04     1.15        1.19    (0.15)       (0.96)  0.00      (1.11)  0.00         11.01     10.92%    14,194
1994     11.72       0.01    (0.75)      (0.74)    0.00        (0.05)  0.00      (0.05)  0.00         10.93     (6.32%)   17,102
1993      8.54      (0.02)    3.20        3.18     0.00         0.00   0.00       0.00   0.00         11.72     37.24%    15,996
1992      9.04       0.07    (0.57)      (0.50)    0.00         0.00   0.00       0.00   0.00          8.54     (5.53%)    8,311
1991      8.99       0.06     0.02        0.08     0.00         0.00  (0.03)     (0.03)  0.00          9.04      0.90%     9,443

             Ratios
                      Ratio of
         Ratio of     Net Income
         Expenses     (Loss)       Portfolio
         To Average   To Average   Turnover
         Net Assets   Net Assets   Rate
Tudor
1995     1.30%        (0.47%)      123.1%
1994     1.28%        (0.62%)      109.1%
1993     1.25%        (0.76%)      118.2%
1992     1.21%        (0.71%)       88.8%
1991     1.17%        (0.11%)       89.8%

Growth and Income Fund
1995     1.22%         2.10%        79.4%
1994     1.23%         2.49%        71.9%
1993     1.26%         2.15%        86.4%
1992     1.34%         1.79%        75.5%
1991     1.48%         1.28%        88.6%

Growth
1995      1.07%       (0.21%)      119.0%
1994      0.95%       (0.27%)       99.3%
1993      0.98%       (0.54%)      126.6%
1992      0.95%       (0.57%)       84.3%
1991      0.96%        0.00         83.6%

Quantitative Equity Fund
1995      1.00%        2.00%        26.1%
1994      1.14%        2.36%        46.8%
1993      1.32%        2.01%        20.6%

International
1995      1.74%        0.39%        55.9%
1994      1.95%        0.12%        69.8%
1993      2.12%       (0.13%)       75.9%
1992      2.28%        0.71%        96.8%
1991      2.38%        0.58%        76.5%

See notes to financial statements

WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights                                    (for the years ended December 31, except as indicated in the footnotes.)

                               $ per share

                             Net         Total
                             Realized    Income
         Net        Net      and         From     Dividends   Distri-                                Net                 Net
         Asset      Invest-  Unrealized  invest-  From        butions  Tax                           Asset               Assets at
         Value at   ment     Gains or    ment     Net         From     Return   Total    Contri-     Value at            End of
         Beginning  Income   (Losses)on  Opera-   Investment  Capital  of       Distri-  butions to  End of    Total     Period
         of Period  (Loss)   Securities  tions    Income      Gains    Capital  butions  Capital     Period    Return    ($000's)
Government Securities
1995      8.83      0.60      0.54        1.14    (0.59)       0.00    0.00     (0.59)   0.00         9.38     13.25%    171,578
1994     10.37      0.68     (1.56)      (0.88)   (0.64)      (0.02)   0.00     (0.66)   0.00         8.83     (8.70%)   216,364
1993     10.38      0.79      0.14        0.93    (0.79)      (0.15)   0.00     (0.94)   0.00        10.37      8.96%    334,904
1992     10.54      0.70      0.01        0.71    (0.70)      (0.17)   0.00     (0.87)   0.00        10.38      7.90%    263,407
1991     10.22      0.80      0.57        1.37    (0.80)      (0.25)   0.00     (1.05)   0.00        10.54     13.96%    193,616

Intermediate Municipal Bond
1995      9.51      0.44      0.69        1.13    (0.44)       0.00    0.00     (0.44)   0.00        10.20     12.05%     12,730
1994     10.15      0.41     (0.64)      (0.23)   (0.41)       0.00    0.00     (0.41)   0.00         9.51     (2.29%)    14,005
1993*    10.00      0.19      0.15        0.34    (0.19)       0.00    0.00     (0.19)   0.00        10.15      3.48%     12,334

Government Money Market
1995      1.00      0.05      0.00        0.05    (0.05)       0.00    0.00     (0.05)   0.00         1.00      5.16%    131,210
1994      1.00      0.04     (0.01)       0.03    (0.04)       0.00    0.00     (0.04)   0.01         1.00      3.58%    188,197
1993      1.00      0.03      0.00        0.03    (0.03)       0.00    0.00     (0.03)   0.00         1.00      2.80%    140,926
1992      1.00      0.03      0.00        0.03    (0.03)       0.00    0.00     (0.03)   0.00         1.00      2.95%    103,109
1991      1.00      0.05      0.00        0.05    (0.05)       0.00    0.00     (0.05)   0.00         1.00      5.33%     94,553

Tax Free Money Market
1995      1.00      0.04      0.00        0.04    (0.04)       0.00    0.00     (0.04)   0.00         1.00      3.63%    121,754
1994      1.00      0.03      0.00        0.03    (0.03)       0.00    0.00     (0.03)   0.00         1.00      2.61%    152,501
1993      1.00      0.02      0.00        0.02    (0.02)       0.00    0.00     (0.02)   0.00         1.00      2.32%    136,889
1992      1.00      0.03      0.00        0.03    (0.03)       0.00    0.00     (0.03)   0.00         1.00      2.95%    125,622
1991      1.00      0.05      0.00        0.05    (0.05)       0.00    0.00     (0.05)   0.00         1.00      4.63%    106,512


               Ratios
                      Ratio of
         Ratio of     Net Income
         Expenses     (Loss)       Portfolio
         To Average   To Average   Turnover
         Net Assets   Net Assets   Rate
Government Securities
1995      0.82%       6.52%        375.0%
1994      0.80%       7.18%        115.9%
1993      0.81%       7.43%         97.5%
1992      0.78%       7.36%        137.2%
1991      0.81%       7.64%        189.8%

Intermediate Municipal Bond
1995      0.85%       4.38%         51.2%
1994      0.85%       4.20%         30.9%
1993*     0.84%A      3.86%         17.0%A

Government Money Market
1995      0.82%       5.06%         N/A
1994      0.80%       3.54%         N/A
1993      0.81%       2.75%         N/A
1992      0.92%       2.92%         N/A
1991      0.88%       5.35%         N/A

Tax Free Money Market
1995      0.76%       3.56%         N/A
1994      0.73%       2.59%         N/A
1993      0.74%       2.29%         N/A
1992      0.76%       2.92%         N/A
1991      0.78%       4.52%         N/A


WEISS, PECK & GREER MUTUAL FUNDS
Financial Highlights



The Advisor agreed to reimburse other operating expenses and not to impose its full fee for certain periods. Had the Advisor not so agreed, and had the Funds not received a custody fee earnings credit, the net investment income/(loss) per share, total return, ratio of expenses to average net assets and ratio of net income to average net assets would have been:

                        Net                                 Ratio of
                       Investment              Ratio of     Net
                       Income                  Expenses     Income
                       (Loss)       Total      to Average   to Average
                       Per Share    Return     Net Assets   Net Assets
         Growth
            1995       (0.22)       39.72%     1.08%        (0.21%)

         Quantitative Equity
            1993        0.07        13.90%     1.41%         1.92%

         International
            1995        0.04        10.92%     1.76%         0.39%
            1994        0.03        (6.66%)    2.35%        (0.28%)
            1993       (0.10)       36.42%     2.89%        (0.64%)
            1992       (0.02)       (6.53%)    3.23%        (0.24%)
            1991       (0.01)        0.12%     3.02%        (0.06%)

         Intermediate Municipal Bond
                        0.43        11.93%     0.97%         4.25%
                        0.41        (2.90%)    1.45%         3.60%
                        0.14         3.07%     2.00%A        2.70%A

For the Tudor, Growth and Income, Quantitative Equity, Government Securities,
Intermediate Municipal Bond, Government Money Market and Tax Free Money Market
Funds the custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

Notes:
 * From July 1, 1993 (commencement of operations) to December 31, 1993 A Annualized

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of:
WPG Tudor Fund
WPG Growth and Income Fund
WPG Growth Fund
WPG Quantitative Equity Fund
Weiss, Peck & Greer
International Fund
WPG Government Securities Fund
WPG Intermediate Municipal Bond Fund
WPG Government Money Market Fund
WPG Tax Free Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods indicated on pages 49 through 51. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WPG Tudor Fund, WPG Growth and Income Fund, WPG Growth Fund, WPG Quantitative Equity Fund, Weiss, Peck & Greer International Fund, WPG Government Securities Fund, WPG Intermediate Municipal Bond Fund, WPG Government Money Market Fund and WPG Tax Free Money Market Fund as of December 31, 1995, the results of their operations for the year then ended, their changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

New York, New York
January 24, 1996

                              WEISS, PECK & GREER
                                  MUTUAL FUNDS
                     ONE NEW YORK PLAZA, NEW YORK, NY 10004

INDEPENDENT TRUSTEES AND MEMBERS
OF AUDIT COMMITTEE
Raymond R. Herrmann, Jr.                    Paul Meek
Thomas J. Hilliard, Jr.                     William B. Ross
Lawrence J. Israel                          Harvey E. Sampson
Graham E. Jones                             Robert A. Straniere

OFFICERS
Roger J. Weiss
  Chairman of the Board and Trustee - all funds
  President - Weiss, Peck & Greer International Fund
Melville Straus
  President and Trustee - WPG Tudor Fund,
  Trustee - WPG Growth Fund,
  Executive Vice President and Trustee -
  WPG Growth and Income Fund
John P. Callaghan
  President - WPG Growth Fund
Jay C. Nadel
  Executive Vice President and Secretary - all funds
Francis H. Powers
  Executive Vice President and Treasurer - all funds
Arlen S. Oransky
  Assistant Vice President - all funds
Joseph J. Reardon
  Vice President - all funds
Joseph Parascondola
  Assistant Vice President - all funds
A. Roy Knutsen
  President - WPG Growth and Income Fund
Daniel S. Vandivort
  President - WPG Funds Trust
Joseph N. Pappo
  Vice President - WPG Quantitative Equity Fund
Arthur L. Schwarz
  Vice President - WPG Intermediate Municipal  Bond Fund
Janet A. Fiorenza
  Vice President - WPG Tax Free Money Market Fund
S. Blake Miller
  Vice President - WPG Intermediate Municipal Bond Fund

INVESTMENT ADVISER
Weiss, Peck & Greer, LLC
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
P.O. Box 9037
Boston, MA  02205

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY 10154

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Weiss, Peck & Greer Funds. Such offering is made only by prospectus, which includes details as to offering and other material information.